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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811- 1474

AIM Stock Funds

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)

Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:             (713) 626-1919

Date of fiscal year end:             7/31

Date of reporting period:             7/31/04

Item 1. Reports to Stockholders.

INVESCO Dynamics Fund

Annual Report to Shareholders • July 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

– registered trademark –

[AIM Investments Logo]
– registered trademark –

INVESCO DYNAMICS FUND seeks to provide long-term capital growth.

■	Unless otherwise stated, information presented in this report is as of 7/31/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

■	Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the fund

■	At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

■	Investing in micro, small and mid-sized companies involves risks not associated with investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

■	Portfolio turnover is greater than that of most funds, which may affect performance.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

■	The unmanaged Russell Midcap—registered trademark— Growth Index is a subset of the Russell Midcap Index, which represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/book ratios and higher forecasted growth values.

■	The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

■	Effective July 16, 2004, the fund management team for INVESCO Dynamics Fund became Paul J. Rasplicka and Michael Chapman. The previous fund management team was Timothy J. Miller and Michelle Espelien Fenton.

■	Bloomberg, Inc. is a well-known independent financial research and reporting firm.

■	The returns shown in the Management’s Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246, or on the AIM Web site, AIMinvestments.com. Scroll down on the home page and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission’s Web site, sec.gov.

Information about how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds —registered trademark— :

[GRAHAM PHOTO]	After a brisk run-up in 2003, markets seemed to pause in 2004 in what appeared to be a holding pattern. During the 12-month period covered by this report, market sentiment shifted from enthusiasm over an economic recovery to caution. Rising interest rates, inflation—especially in surging oil prices—the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

Robert H. Graham

This pattern was especially evident in the equity markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%. Performance declined in July, with the index returning -3.31% for the month.

The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers’ discussion on the following pages. We hope you find it informative.

Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments —servicemark—. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman and President
September 15, 2004

*	Average annual total returns, July 31, 1979, to July 31, 2004. Source: Lipper, Inc.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Industrial/energy holdings boosted fund returns

For the fiscal year ended July 31, 2004, INVESCO Dynamics Fund Investor Class shares returned 10.77%. Investor class shares are sold without a front-end sales charge. Returns for other share classes are shown in the table on page 3. Over the same period, the fund trailed the S&P 500 Index and Russell Midcap Growth Index which returned 13.16% and 14.79%, respectively. Compared to these benchmark indexes, the fund had greater exposure to technology stocks, which generally lagged the broad market during the fiscal year. Strong stock selection, however, helped the fund outperform its peer group index, the Lipper Mid-Cap Growth Fund Index, which returned 10.05%.

Market conditions

U.S. stock markets generally posted positive returns, some in the double-digit range, for the fiscal year ended July 31, 2004. However, a large part of the equity markets’ gain came in the first part of the reporting period or late 2003. To illustrate, the S&P 500 Index—often considered representative of the stock market in general—posted a return of 12.17% in fourth quarter of 2003. During 2004, the S&P 500 Index returned just 1.69% and 1.72% for the first and second quarters, respectively as equity markets entered a holding pattern in which investors weighed inflation concerns against job growth statistics.

The economic expansion that began in 2003 took hold in the first half of 2004, triggering a rise in inflation and the expectation of higher interest rates. In the calendar year 2003, inflation averaged just 1% but rose to an annual rate of 2% during the first half of 2004 as energy prices soared and demand increased for commodities and industrial materials. In response to these trends, the U.S. Federal Reserve (the Fed) increased the federal funds target rate from 1.00% to 1.25% at its late June 2004 meeting.

Gross domestic product (GDP), the broadest measure of economic activity, grew at an average annual rate of 5.8% in the second half of 2003, and at a more restrained 3.7% in the first half of 2004. Meanwhile, monthly job creation averaged 60,000 in the fourth quarter of 2003, but averaged about 200,000 during the first half of 2004.

As of the close of the fiscal year, more than 87% of S&P 500 Index firms reporting second quarter earnings met or exceeded expectations, according to Bloomberg. On average, earnings of S&P 500 Index firms were more than 25% higher for the second quarter of 2004 compared to the same quarter last year. Earnings were especially strong in the materials, energy and information technology sectors. For the fiscal year covered by this report, small-cap stocks generally outperformed mid-cap stocks. Both outperformed the market as a whole.

Your fund

Stock selection and sector exposure were the primary determinants of fund returns and relative fund performance during the fiscal year. When selecting stocks for the fund, we continued to maintain a balance of high quality, “core” growth stocks for stability and earnings acceleration or less seasoned companies that have strong near-term prospects for appreciation. “Core” companies serve growing markets, are industry leaders and generally produce solid financial returns. Earnings acceleration companies show accelerating growth, driven by product cycles, favorable industry conditions and other factors that can lead to rapid sales or earnings growth.

A good example of a “core” company is fund holding Robert Half, a temporary staffing company. Fueled by improvement in U.S. labor markets, the company announced that companywide revenues rose 33% year-over-year as a result of increased demand within each of its areas of specialization, particularly in its staffing operations.

Murphy Oil, an oil and gas exploration and production company which reported record second quarter 2004 earnings, helped boost the fund’s energy sector return. Murphy’s

PORTFOLIO COMPOSITION

By sector, based on total investments

[PIE CHART]

Industrials	16.5%
Information Technology	23.7%
Telecommunication Services	2.2%
Short-term holdings	5.7%
Consumer Discretionary	18.1%
Consumer Stapes	1.5%
Energy	6.3%
Financials	9.0%
Health Care	17.0%

TOP 10 EQUITY HOLDINGS

Excludes money market fund holdings and is based on total net assets.

1. Manpower Inc.	1.9%
2. Eaton Corp.	1.7
3. Legg Mason, Inc.	1.6
4. Republic Services, Inc.	1.6
5. Fastenal Co.	1.6
6. Robert Half International Inc.	1.6
7. Avaya Inc.	1.5
8. Shire Pharmaceuticals Group PLC-ADR (United Kingdom)	1.5
9. Hilton Hotels Corp.	1.5
10. Talisman Energy Inc. (Canada)	1.5

TOP 10 INDUSTRIES

Excludes money market fund holdings and is based on total net assets.

1. Asset Management & Custody Banks	4.9%
2. Semiconductors	4.7
3. Pharmaceuticals	4.5
4. Data Processing & Outsourced Services	4.3
5. Communications Equipment	4.0
6. Health Care Equipment	3.9
7. Hotels, Resorts & Cruise Lines	3.8
8. Employment Services	3.5
9. Systems Software	3.1
10. Construction & Farm Machinery & Heavy Trucks	3.0

FUND VS. INDEXES

Total returns, 7/31/03-7/31/04, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	10.67%
Class B Shares	9.85
Class C Shares	9.89
Class K Shares	10.52
Investor Class Shares	10.77
S&P 500 Index (Broad Market Index)	13.16
Russell Midcap Growth Index (Style-specific Index)	14.79
Lipper Mid-Cap Growth Fund Index
(Peer Group Index)	10.05

Source: Lipper, Inc.

TOTAL NET ASSETS	$3.1 billion
TOTAL NUMBER OF HOLDINGS	116
(Excludes money market fund holdings)

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

stock rose more than 50% during the fiscal year. Our exposure to this company provided a real boost to relative fund performance as Murphy Oil is not included in the Russell Midcap Growth Index.

In the telecommunication services sector, two wireless service providers—Nextel Partners and American Tower—bounced off depressed early 2003 stock levels and rallied amid a rebound in the wireless industry.

Select fund holdings in the technology and health care sectors proved a drag on fund performance during the fiscal year. Fund holding Novell Inc., a networking software company, illustrates the roller-coaster like trend many tech companies faced during the fiscal year. Coming off depressed stock values in March 2003, Novell’s stock rallied strongly through year-end 2003, but declined in 2004 as earnings estimates were pared back in the face of lower demand for its products.

In the health care sector, Valeant Pharmaceuticals, an example of what we define as a potential core company, detracted from fund performance. During the fiscal year, shares of this research-based specialty drug company declined amid a decrease in royalty revenue, as well as an increase in selling, research and development costs. We continue to the own the stock, however, as we believe the company has strong long-term growth prospects.

On July 16, 2004, near the close of the reporting period, INVESCO Dynamics Fund changed portfolio management with Paul Rasplicka and Michael Chapman comprising the new management team. We would like to assure shareholders that the fund’s primary objective—long-term capital growth—has not changed. In executing this objective, the new management team will continue to seek stocks with sustainable growth characteristics and use a combination of “core” and earnings acceleration holdings.

One change the new management team implemented during the reporting period was a reduction of the fund’s weighted median market capitalization to bring the fund more solidly in the mid-cap range. To reduce the fund’s market cap, several of the fund’s larger-cap holdings were sold including Boston Scientific, a worldwide developer and manufacturer of medical devices, and Illinois Works, a diversified manufacturing company. The team also trimmed some of the larger fund positions with a goal to reduce single stock exposure.

In closing

Throughout the reporting period, we remained committed to the fund’s investment objective of seeking growth of capital by investing principally in the stocks of mid-cap companies.

See important fund and index disclosures inside front cover.

[RASPLICKA PHOTO]	Paul J. Rasplicka

Mr. Rasplicka, Chartered Financial Analyst and Chartered Investment Counselor, is lead portfolio manager of INVESCO Dynamics Fund. He began his investment career in 1982 and joined AIM in 1998. Mr. Rasplicka is a magna cum laude graduate of the University of Colorado with a B.S. in business administration. He received an M.B.A from the University of Chicago.

[CHAPMAN PHOTO]	Michael Chapman

Mr. Chapman, Chartered Financial Analyst, is portfolio manager of the INVESCO Dynamics Fund. He began his investment career in 1995 and joined AIM in 2001. Mr. Chapman has a B.S. in petroleum engineering and an M.A. in energy and mineral resources from The University of Texas.

Assisted by Small/Mid Cap Core Team

Please note that Paul J. Rasplicka and Michael Chapman replaced Timothy J. Miller and Michelle Espelien Fenton as your fund’s management team on July 16, 2004.

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn to page 5.

3

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2004 - July 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (2/1/04)	Ending Account Value (7/31/04)[1]	Expenses Paid During Period[2,3]	Ending Account Value (7/31/04)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$938.60	$6.27	$1,018.40	$6.52
Class B	1,000.00	934.90	9.38	1,015.17	9.77
Class C	1,000.00	935.00	9.38	1,015.17	9.77
Class K	1,000.00	938.00	6.75	1,017.90	7.02
Investor	1,000.00	938.50	5.69	1,019.00	5.92

[1]	The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period February 1, 2004 to July 31, 2004 were -6.14%, -6.51%, -6.50%, -6.20% and -6.15% for Class A, Class B, Class C, Class K and Investor Class shares, respectively.
[2]	Expenses are equal to the Fund’s annualized expense ratio (1.30%, 1.95%, 1.95%, 1.40% and 1.18% for Class A, B, C, K and Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Effective on April 1, 2004 the Board of Trustees approved a revised expense allocation methodology and effective on July 1, 2004, the Fund adopted new agreements for transfer agency and administrative services with differing fees. The annualized expense ratios restated as if these changes had been in effect throughout the entire most recent fiscal half year are 1.18%, 1.83%, 1.83%, 1.28% and 1.08% for Class A, B, C, K and Investor class shares, respectively.

[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.69, $8.80, $8.80, $6.17, and $5.21 for Class A, B, C, K and Investor class shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.92, $9.17, $9.17, $6.42 and $5.42 for Class A, B, C, K and Investor class shares, respectively.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

4

LONG -TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Your fund’s total return includes reinvested distributions, fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

RESULTS OF A $10,000 INVESTMENT

7/31/94–7/31/04

[MOUNTAIN CHART]

	INVESCO Dynamics Fund Investor Class Shares	S&P 500 Index	Russell Midcap Growth Index	Lipper Mid-Cap Growth Fund Index
7/94	10000	10000	10000	10000
10/94	10592	10383	10602	11260
1/95	10326	10416	10400	10971
4/95	11551	11468	11483	11965
7/95	13063	12607	13076	14261
10/95	13560	13124	13172	14773
1/96	14408	14439	14011	15376
4/96	15745	14930	15364	17815
7/96	14321	14694	14023	15769
10/96	16358	16285	15536	17258
1/97	16874	18240	16890	18012
4/97	15378	18681	15966	15402
7/97	19575	22351	19590	19249
10/97	19959	21512	19360	19418
1/98	20229	23146	19463	19185
4/98	24056	26352	22487	21987
7/98	23177	26666	21222	20217
10/98	20818	26247	19831	18156
1/99	26684	30671	24061	23151
4/99	29072	32104	25260	23813
7/99	31058	32053	25826	25274
10/99	34310	32983	27300	28168
1/00	42567	33843	35336	37657
4/00	45099	35353	38653	38004
7/00	46686	34927	37128	38305
10/00	48917	34988	37857	37898
1/01	41350	33538	32973	32570
4/01	32776	30769	27262	28010
7/01	28977	29924	25317	26651
10/01	22738	26280	21661	22464
1/02	26290	28127	24097	24393
4/02	23981	26887	23170	23822
7/02	18205	22858	18055	18698
10/02	18070	22312	17846	18201
1/03	17868	21656	17903	17873
4/03	19031	23310	19308	19101
7/03	21574	25289	22235	21833
10/03	23779	26950	24859	23874
1/04	25465	29137	26655	25188
4/04	24975	28640	26286	24720
7/04	23890	28617	25524	24028
				Source: Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/04, including applicable sales Charges

Class A Shares
Inception (3/28/02)	-5.42%
1 Year	4.56

Class B Shares
Inception (3/28/02)	-5.14%
1 Year	4.85

Class C Shares
Inception (2/14/00)	-14.93%
1 Year	8.89

Class K Shares
Inception (11/30/00)	-11.97%
1 Year	10.52

Investor Class Shares
10 Years	9.10%
5 Years	-5.11
1 Year	10.77

In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 6/30/04, the most recent calendar quarter-end.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/04, most recent calendar quarter-end, including applicable sales charges

Class A Shares
Inception (3/28/02)	-2.47%
1 Year	16.62

Class B Shares
Inception (3/28/02)	-2.14%
1 Year	17.51

Class C Shares
Inception (2/14/00)	-13.73%
1 Year	21.55

Class K Shares
Inception (11/30/00)	-10.40%
1 Year	23.25

Investor Class Shares
10 Years	10.22%
5 Years	-4.03
1 Year	23.34

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. Class K shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.70% CDSC that may be imposed on a total redemption of retirement plan assets within the first year.

The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses on Class B and C shares, performance would have been lower.

5

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/04

INVESCO Dynamics Fund

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 7/31/04

Inception (5/22/00)	-11.61%
1 Year	11.19

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 6/30/04, most recent calendar quarter-end

Inception (5/22/00)	-10.23%
1 Year	24.06

Institutional Class shares have no sales charge; therefore, performance is at net asset value. Performance of Institutional Class shares will differ from performance of other share classes due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your fund prospectus for more information. For the most current month-end performance, please call 800-525-8085 or visit AIMinvestments.com.

Over for information on your fund’s expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

AIMinvestments.com I-DYN-INS-1 9/04	[Your goals. Our solutions.] – registered trademark –	[AIM Investments Logo] – registered trademark –

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2004 - July 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (2/1/04)	Ending Account Value (7/01/04)[1]	Expenses Paid During Period[2]	Ending Account Value (7/1/04)	Expenses Paid During Period[2]
Institutional	$1,000.00	$940.60	$3.18	$1,021.58	$3.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period February 1, 2004 to July 31, 2004 was -5.94% for Institutional Class shares.
[2]	Expenses are equal to the Fund’s annualized expense ratio of 0.66% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FINANCIALS

Schedule of Investments

July 31, 2004

	Shares	Market Value

Domestic Common Stocks–81.26%

Advertising–0.77%
Omnicom Group Inc.	325,600	$23,449,712

Air Freight & Logistics–0.31%
Robinson (C.H.) Worldwide, Inc.	214,900	9,397,577

Apparel Retail–0.54%
Abercrombie & Fitch Co. — Class A	449,500	16,577,560

Apparel, Accessories & Luxury Goods–2.31%
Coach, Inc.(a)	637,600	27,282,904
Polo Ralph Lauren Corp.	1,313,200	43,283,072
		70,565,976

Application Software–0.58%
Intuit Inc.(a)	82,144	3,075,471
Synopsys, Inc.(a)	581,600	14,708,664
		17,784,135

Asset Management & Custody Banks–4.91%
Franklin Resources, Inc.	421,400	20,332,550
Investors Financial Services Corp.	573,100	26,179,208
Legg Mason, Inc.	638,300	50,132,082
Northern Trust Corp.	483,100	19,386,803
T. Rowe Price Group Inc.	737,800	34,101,116
		150,131,759

Biotechnology–2.10%
Biogen Idec Inc.(a)	345,400	20,724,000
Genzyme Corp.(a)	424,000	21,742,720
Invitrogen Corp.(a)	415,700	21,815,936
		64,282,656

Broadcasting & Cable TV–2.75%
EchoStar Communications Corp. — Class A(a)	1,103,600	30,591,792
Scripps Co. (E.W.) (The) — Class A	218,200	22,348,044
Univision Communications Inc. — Class A(a)	1,079,800	31,281,806
		84,221,642

Casinos & Gaming–1.65%
International Game Technology	687,800	22,243,452
Station Casinos, Inc.	652,900	28,205,280
		50,448,732

Communications Equipment–4.00%
Avaya Inc.(a)	3,152,800	46,188,520
Comverse Technology, Inc.(a)	1,956,400	33,376,184

	Shares	Market Value

Communications Equipment–(Continued)
Corning Inc.(a)	2,092,500	$25,863,300
Juniper Networks, Inc.(a)	740,000	16,990,400
		122,418,404

Computer Storage & Peripherals–2.15%
Lexmark International, Inc. — Class A(a)	507,600	44,922,600
Storage Technology Corp.(a)	831,400	20,743,430
		65,666,030

Construction & Farm Machinery & Heavy Trucks–2.97%
Cummins Inc.	302,500	21,002,575
Deere & Co.	493,800	31,015,578
PACCAR Inc.	648,750	38,899,050
		90,917,203

Consumer Finance–0.50%
Providian Financial Corp.(a)	1,109,300	15,352,712

Data Processing & Outsourced Services–4.30%
Alliance Data Systems Corp.(a)	343,700	13,648,327
DST Systems, Inc.(a)	980,400	44,667,024
Fiserv, Inc.(a)	729,900	25,006,374
Hewitt Associates, Inc. — Class A(a)	148,100	3,954,270
Iron Mountain Inc.(a)	877,800	28,326,606
Paychex, Inc.	512,500	15,738,875
		131,341,476

Department Stores–1.94%
J.C. Penney Co., Inc.	651,700	26,068,000
Kohl's Corp.(a)	728,300	33,327,008
		59,395,008

Diversified Commercial Services–1.78%
Apollo Group, Inc. — Class A(a)	171,550	14,333,002
Career Education Corp.(a)	443,900	15,008,259
Cintas Corp.	599,500	25,155,020
		54,496,281

Electronic Equipment Manufacturers–0.51%
Amphenol Corp. — Class A(a)	497,500	15,636,425

Employment Services–3.51%
Manpower Inc.	1,345,100	58,579,105
Robert Half International Inc.	1,749,800	48,679,436
		107,258,541

F-1

	Shares	Market Value

Environmental Services–2.62%
Republic Services, Inc.	1,749,200	$50,027,120
Stericycle, Inc.(a)	614,100	30,090,900
		80,118,020

General Merchandise Stores–0.85%
Family Dollar Stores, Inc.	931,900	25,962,734

Health Care Distributors–0.94%
Henry Schein, Inc.(a)	238,801	16,023,547
McKesson Corp.	392,600	12,629,942
		28,653,489

Health Care Equipment–3.33%
Guidant Corp.	286,100	15,827,052
Hospira, Inc.(a)	262,000	6,788,420
Kinetic Concepts, Inc.(a)	388,200	17,437,944
Thermo Electron Corp.(a)	554,100	14,251,452
Waters Corp.(a)	360,700	15,827,516
Zimmer Holdings, Inc.(a)	416,500	31,783,115
		101,915,499

Health Care Services–2.15%
Caremark Rx, Inc.(a)	1,122,300	34,230,150
Express Scripts, Inc.(a)	480,100	31,494,560
		65,724,710

Homebuilding–1.32%
Pulte Homes, Inc.	739,400	40,393,422

Hotels, Resorts & Cruise Lines–2.65%
Hilton Hotels Corp.	2,560,500	45,653,715
Starwood Hotels & Resorts Worldwide, Inc.	783,400	35,253,000
		80,906,715

Industrial Machinery–1.68%
Eaton Corp.	794,200	51,337,088

Integrated Oil & Gas–1.40%
Murphy Oil Corp.	552,700	42,745,818

Internet Retail–0.40%
Priceline.com Inc.(a)(b)	512,900	12,145,472

Internet Software & Services–2.05%
Ask Jeeves, Inc.(a)	526,900	15,322,252
ValueClick, Inc.(a)	901,700	9,359,646
VeriSign, Inc.(a)	2,178,500	38,145,535
		62,827,433

Leisure Products–0.11%
Marvel Enterprises, Inc.(a)	267,800	3,494,790

	Shares	Market Value

Managed Health Care–2.11%
Aetna Inc.	309,100	$26,520,780
Anthem, Inc.(a)	353,800	29,177,886
Coventry Health Care, Inc.(a)	175,000	8,944,250
		64,642,916

Office Electronics–0.58%
Zebra Technologies Corp. — Class A(a)	216,100	17,856,343

Oil & Gas Equipment & Services–2.02%
BJ Services Co.(a)	333,100	16,541,746
Smith International, Inc.(a)	774,700	45,149,516
		61,691,262

Oil & Gas Exploration & Production–0.73%
Apache Corp.	480,834	22,373,206

Packaged Foods & Meats–0.27%
Dean Foods Co.(a)	224,800	8,313,104

Pharmaceuticals–0.92%
Valeant Pharmaceuticals International	1,607,700	28,150,827

Property & Casualty Insurance–1.24%
SAFECO Corp.	803,900	37,831,534

Regional Banks–0.91%
Marshall & Ilsley Corp.	104,100	3,998,481
Zions Bancorp.	392,700	23,758,350
		27,756,831

Semiconductors–4.72%
Altera Corp.(a)	1,012,600	21,082,332
Analog Devices, Inc.	490,800	19,484,760
Broadcom Corp. — Class A(a)	826,400	29,221,504
Maxim Integrated Products, Inc.	656,100	31,558,410
Microchip Technology Inc.	1,141,615	33,072,587
National Semiconductor Corp.(a)	576,400	9,885,260
		144,304,853

Soft Drinks–0.48%
Pepsi Bottling Group, Inc. (The)	522,700	14,557,195

Specialized Finance–0.52%
Moody’s Corp.	232,400	15,826,440

Specialty Stores–1.26%
Advance Auto Parts, Inc.(a)	149,300	5,542,016
Staples, Inc.	1,140,800	32,946,304
		38,488,320

F-2

	Shares	Market Value

Systems Software–2.46%
Novell, Inc.(a)	4,391,000	$30,034,440
Symantec Corp.(a)	669,400	31,301,144
VERITAS Software Corp.(a)	733,500	13,980,510
		75,316,094

Technology Distributors–0.93%
CDW Corp.	440,000	28,292,000

Thrifts & Mortgage Finance–0.98%
PMI Group, Inc. (The)	728,500	30,036,055

Trading Companies & Distributors–1.60%
Fastenal Co.	782,600	48,818,588

Trucking–0.24%
Sirva Inc.(a)	319,500	7,469,910

Wireless Telecommunication Services–2.21%
American Tower Corp. — Class A(a)	2,023,400	29,258,364
Nextel Partners, Inc. — Class A(a)	1,493,850	24,006,170
SpectraSite, Inc.(a)	332,200	14,284,600
		67,549,134
Total Domestic Common Stocks (Cost $2,226,724,270)		2,484,841,631
Foreign Stocks & Other Equity Interests–13.79%

Bermuda–3.05%
Bunge Ltd. (Agricultural Products)	619,900	24,876,587
Cooper Industries, Ltd. — Class A (Electrical Components & Equipment)	271,600	15,445,892
Ingersoll-Rand Co. — Class A (Industrial Machinery)	427,400	29,358,106
Nabors Industries, Ltd. (Oil & Gas Drilling)(a)	225,100	10,467,150
Weatherford International Ltd. (Oil & Gas Equipment & Services)(a)	278,400	13,023,552
		93,171,287

Canada–1.49%
Talisman Energy Inc. (Oil & Gas Exploration & Production)	1,907,400	45,472,416

Cayman Islands–0.56%
Garmin Ltd. (Consumer Electronics)	455,700	17,088,750

Ireland–1.03%
Elan Corp. PLC–ADR (Pharmaceuticals)(a)(b)	1,529,700	31,435,335

	Shares	Market Value

Israel–1.66%
Check Point Software Technologies Ltd. (Systems Software)(a)	1,011,900	$20,126,691
Teva Pharmaceutical Industries Ltd.–ADR (Pharmaceuticals)	1,035,640	30,654,944
		50,781,635

Liberia–1.12%
Royal Caribbean Cruises Ltd. (Hotels, Resorts & Cruise Lines)	801,300	34,255,575

Netherlands–0.48%
Chicago Bridge & Iron Co. N.V.–New York Shares (Construction & Engineering)	502,300	14,662,137

Switzerland–1.45%
Alcon, Inc. (Health Care Supplies)	362,100	27,736,860
Nobel Biocare Holding A.G. (Health Care Equipment)(c)	123,200	16,749,371
		44,486,231

United Kingdom–2.95%
Amdocs Ltd. (Application Software)(a)	1,339,600	29,069,320
Shire Pharmaceuticals Group PLC–ADR (Pharmaceuticals)(a)	1,735,700	46,134,906
Smith & Nephew PLC (Health Care Supplies)(c)	1,493,300	15,133,588
		90,337,814
Total Foreign Stocks & Other Equity Interests (Cost $365,806,979)		421,691,180
Money Market Funds–5.06%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $154,798,045)(d)	154,798,045	154,798,045
TOTAL INVESTMENTS–100.12% (excluding investments purchased with cash collateral from securities loaned) (Cost $2,747,329,294)		3,061,330,856
Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–0.70%
INVESCO Treasurer's Money Market Reserve Fund(d)(e)	21,329,950	21,329,950
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $21,329,950)		21,329,950
TOTAL INVESTMENTS–100.81% (Cost $2,768,659,244)		3,082,660,806
OTHER ASSETS LESS LIABILITIES–(0.81%)		(24,856,919)
NET ASSETS–100.00%		$3,057,803,887

Investment Abbreviations:

ADR – AmericanDepositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security has been pledged as collateral for security lending transactions at July 31, 2004.
(c)	Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2004 was $31,882,959, which represented 1.03% of the fund’s total investments. See Note 1A.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Assets and Liabilities

July 31, 2004

Assets:
Investments, at market value (cost $2,592,531,249)*	$2,906,532,811
Investments in affiliated money market funds (cost $176,127,995)	176,127,995
Total investments (cost $2,768,659,244)	3,082,660,806
Receivables for:
Investments sold	141,391,084
Fund shares sold	1,896,444
Dividends	393,090
Amount due from advisor	88,936
Investment for deferred compensation and retirement plans	402,798
Other assets	71,265
Total assets	3,226,904,423

Liabilities:
Payables for:
Investments purchased	101,908,419
Fund shares reacquired	25,313,747
Amount due custodian	14,830,448
Deferred compensation and retirement plans	488,661
Collateral upon return of securities loaned	21,329,950
Accrued distribution fees	649,810
Accrued trustees’ fees	3,984
Accrued transfer agent fees	4,139,951
Accrued operating expenses	435,566
Total liabilities	169,100,536
Net assets applicable to shares outstanding	$3,057,803,887

Net assets consist of:
Shares of beneficial interest	$5,983,407,162
Undistributed net investment income (loss)	(568,370)
Undistributed net realized gain (loss) from investment securities and foreign currencies	(3,239,036,673)
Unrealized appreciation of investment securities and foreign currencies	314,001,768
$3,057,803,887

Net Assets:
Class A	$12,691,946
Class B	$2,282,444
Class C	$11,287,486
Class K	$25,977,260
Investor Class	$2,992,577,854
Institutional Class	$12,986,897

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	893,303
Class B	163,688
Class C	825,483
Class K	1,845,552
Investor Class	210,871,577
Institutional Class	900,775
Class A :
Net asset value per share	$14.21
Offering price per share:
(Net asset value of $14.21 ÷ 94.50%)	$15.04
Class B :
Net asset value and offering price per share	$13.94
Class C :
Net asset value and offering price per share	$13.67
Class K :
Net asset value and offering price per share	$14.08
Investor Class:
Net asset value and offering price per share	$14.19
Institutional Class:
Net asset value and offering price per share	$14.42

*	At July 31, 2004, securities with an aggregate market value of $20,896,009 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Operations

For the year ended July 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $254,882)	$15,606,372
Dividends from affiliated money market funds*	260,476
Total investment income	15,866,848

Expenses:
Advisory fees	19,123,794
Administrative services fees	1,698,325
Custodian fees	424,616
Distribution fees:
Class A	42,055
Class B	21,241
Class C	137,592
Class K	191,240
Investor Class	9,520,723
Interest	69,460
Transfer agent fees:
Class A	37,475
Class B	7,044
Class C	120,353
Class K	210,756
Investor Class	16,992,091
Institutional Class	35,654
Trustees’ and retirement fees	80,911
Other	1,893,763
Total expenses	50,607,093
Less: Fees waived, expenses reimbursed and expense offset arrangements	(4,001,799)
Net expenses	46,605,294
Net investment income (loss)	(30,738,446)

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	945,465,916
Foreign currencies	(240,425)
945,225,491
Change in net unrealized appreciation (depreciation) of:
Investment securities	(434,936,682)
Foreign currencies	(324)
(434,937,006)
Net gain from investment securities and foreign currencies	510,288,485
Net increase in net assets resulting from operations	$479,550,039

*	Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

F-5

Statement of Changes in Net Assets

For the years ended July 31, 2004 and 2003

	2004	2003

Operations:
Net investment income (loss)	$(30,738,446)	$(28,533,692)
Net realized gain (loss) from investment securities and foreign currencies	945,225,491	(487,605,258)
Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	(434,937,006)	1,161,951,515
Net increase in net assets resulting from operations	479,550,039	645,812,565
Share transactions–net:
Class A	5,426,087	3,205,768
Class B	723,339	846,881
Class C	(3,772,353)	(850,225)
Class K	(24,547,120)	(6,272,453)
Investor Class	(1,337,770,199)	(456,316,114)
Institutional Class	(22,726,179)	568,103
Net increase (decrease) in net assets resulting from share transactions	(1,382,666,425)	(458,818,040)
Net increase (decrease) in net assets	(903,116,386)	186,994,525

Net assets:
Beginning of year	3,960,920,273	3,773,925,748
End of year (including undistributed net investment income (loss) of $(568,370) and $(316,835) for 2004 and 2003, respectively)	$3,057,803,887	$3,960,920,273

See accompanying notes which are an integral part of the financial statements.

F-6

Notes to Financial Statements

July 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Dynamics Fund (the “Fund”) is a series portfolio of AIM Stock Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment

F-7

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate
First $350 million	0.60%
From $350 million to $700 million	0.55%
From $700 million to $2 billion	0.50%
From $2 billion to $4 billion	0.45%
From $4 billion to $6 billion	0.40%
From $6 billion to $8 billion	0.375%
Over $8 billion	0.35%

For the period November 25, 2003 through July 31, 2004 the Fund paid advisory fees to AIM of $12,787,240. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees to IFG of $6,336,554.

F-8

Effectively November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective July 16, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.30%, 1.95%, 1.95%, 1.40%, 1.20% and 0.95%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 2.00%, 2.65%, 2.65%, 2.10%, 1.90% and 1.65%, respectively, through July 31, 2005. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $91,277.

For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $0, $5,747, $20,733, $32,754, $898,314 and $0 for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $0, $542, $76,669, $22,361, $2,066,444 and $0 for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through July 31, 2004, AIM reimbursed fund level expenses of the Fund of $53,747. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $0.

For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $261,198 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through July 31, 2004, the Fund paid AIM $1,107,980 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $590,345 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $0 for such services. For the period October 1, 2003 through July 31, 2004, AISI retained $4,581,116 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $42,055, $21,241, $137,592, $191,240 and $9,520,723, respectively. AIM has reimbursed $296,311 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees paid to INVESCO Distributors, Inc., the prior distributor and an AIM affiliate.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2004 AIM Distributors advised the Fund that it retained $8,292 in front-end sales commissions from the sale of Class A shares and $0, $3, $1,249 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

F-9

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 07/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$882,220,584	$(727,422,539)	$—	$154,798,045	$139,620	$—
Investments of Cash Collateral from Securities Lending Transactions:
Fund	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 07/31/04	Dividend Income*	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$36,892,514	$476,292,324	$(491,854,888)	$—	$21,329,950	$120,856	$—
Total	$36,892,514	$1,358,512,908	$(1,219,277,427)	$—	$176,127,995	$260,476	$—
*	Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4—Expense Offset Arrangements

During the year ended July 31, 2004, the Fund participated in a commissions rebate program whereby a portion of commissions on trades placed through an administrator with our broker were rebated to the Fund. These commission rebates were used to offset custodian fees in the amount of $175,702 payable to SSB, the custodian of the Fund and the administrator of the commission rebate program. The commission rebate program was discontinued in November 2003.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2004, the Fund paid legal fees of $7,217 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings from all sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2004, the average interfund borrowings for the number of days outstanding was $19,476,279 with a weighted average interest rate of 1.92% and interest expense of $69,460.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

F-10

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

At July 31, 2004, securities with an aggregate value of $20,896,009 were on loan to brokers. The loans were secured by cash collateral of $21,329,950 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $120,856 for securities lending transactions.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long term capital gain distributions paid during the years ended July 31, 2004 and July 31, 2003.

Tax Components of Net Assets:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

2004
Unrealized appreciation — investments	$309,490,648
Temporary book/tax differences	(319,080)
Capital loss carryforward	(3,234,525,553)
Post-October currency loss deferral	(249,290)
Shares of beneficial interest	5,983,407,162
Total net assets	$3,057,803,887

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $206.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $3,223,134,471 of capital loss carryforward in the fiscal year ended July 31, 2005.

The Fund utilized $814,113,954 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

Expiration	Capital Loss Carryforward*
July 31, 2010	$944,300,702
July 31, 2011	2,290,224,851
Total capital loss carryforward	$3,234,525,553
*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $3,662,733,979 and $5,223,727,837, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$423,107,423
Aggregate unrealized (depreciation) of investment securities	(113,616,981)
Net unrealized appreciation of investment securities	$309,490,442

Cost of investments for tax purposes is $2,773,170,364.

F-11

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, capital loss carryforward limitations and net operating losses, on July 31, 2004, undistributed net investment income (loss) was increased by $30,486,911, undistributed net realized gain (loss) was increased by $198,978,662 and shares of beneficial interest decreased by $229,465,573. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Institutional Class shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Institutional Class shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding
	Year ended July 31,
	2004		2003
	Shares	Amount	Shares	Amount
Sold:
Class A	1,979,317	$26,579,934	11,092,918	$125,881,340
Class B	75,305	1,053,608	82,398	928,642
Class C	288,214	3,834,257	41,725,537	442,269,623
Class K	1,293,894	18,384,954	2,158,128	23,785,225
Investor Class	76,753,034	1,091,080,896	789,077,245	8,458,071,739
Institutional Class	1,246,049	18,319,642	1,411,996	15,709,144
Issued in connection with acquisitions:(a)
Class A	—	—	47,716	507,690
Class B	—	—	1,207	12,735
Class C	—	—	80,743	838,403
Class K	—	—	93	985
Investor Class	—	—	4,491,385	47,634,088
Automatic conversion of Class B shares to Class A shares:(b)
Class A	602	6,639	—	—
Class B	(611)	(6,639)	—	—
Reacquired:
Class A	(1,562,509)	(21,160,486)	(10,850,031)	(123,183,262)
Class B	(22,032)	(323,630)	(8,718)	(94,496)
Class C	(550,924)	(7,606,610)	(41,986,648)	(443,958,251)
Class K	(3,002,001)	(42,932,074)	(2,761,338)	(30,058,663)
Investor Class	(167,434,476)	(2,428,851,095)	(833,286,306)	(8,962,021,941)
Institutional Class	(2,721,217)	(41,045,821)	(1,345,394)	(15,141,041)
	(93,657,355)	$(1,382,666,425)	(40,069,069)	$(458,818,040)
(a)	On January 31, 2003, INVESCO Dynamics Fund (“Dynamics Fund”) acquired all of the net assets of the INVESCO Endeavor Fund (“Endeavor Fund”) pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on January 29, 2003. The acquisition was accomplished by a tax-free exchange of 4,491,385 shares of Dynamics Fund-Investor Class shares (valued at $47,634,088) for 9,169,134 shares of the Endeavor Fund Investor Class shares, 47,716 shares of Dynamics Fund-Class A shares (valued at $507,690) for 91,427 shares of the Endeavor Fund Class A shares, 1,207 shares of Dynamics Fund-Class B shares (valued at $12,735) for 2,466 shares of the Endeavor Fund-Class B shares, 80,743 shares of Dynamics Fund-Class C shares (valued at $838,403) for 164,854 shares of the Endeavor Fund-Class C shares and 93 shares of Dynamics Fund-Class K shares (valued at $985) for 191 shares of the Endeavor Fund Class K shares, respectively, outstanding on January 31, 2003. Endeavor Fund’s net assets at that date ($48,993,901) including $3,500,200 of unrealized appreciation, were combined with those of Dynamics Fund. The aggregate net assets of Dynamics Fund and the Endeavor Fund immediately before the acquisition were $3,382,260,445 and $48,993,901, respectively. The net assets of Dynamics Fund after the Acquisition were $3,431,254,346.
(b)	Prior to the year ended July 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

F-12

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended July 31,			March 28, 2002 (Date sales commenced) to July 31, 2002
	2004		2003
Net asset value, beginning of period	$12.84		$10.82	$15.30
Income from investment operations:
Net investment income (loss)	(0.13	)(a)	(0.09)	(0.03	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.50		2.11	(4.45)
Total from investment operations	1.37		2.02	(4.48)
Net asset value, end of period	$14.21		$12.84	$10.82
Total return(b)	10.67%		18.56%	(29.22)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$12,692		$6,108	$2,006
Ratio of expenses to average net assets	1.30	%(c)(d)	1.24%	1.11	%(e)
Ratio of net investment income (loss) to average net assets	(0.89	)%(c)	(0.81)%	(0.76	)%(e)
Portfolio turnover rate(f)	95%		91%	81%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $12,015,799.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.31%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

F-13

NOTE 12—Financial Highlights (continued)

	Class B
	Year ended July 31,			March 28, 2002 (Date sales commenced) to July 31, 2002
	2004		2003
Net asset value, beginning of period	$12.69		$10.78	$15.30
Income from investment operations:
Net investment income (loss)	(0.22	)(a)	(0.08)	(0.06	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.47		1.99	(4.46)
Total from investment operations	1.25		1.91	(4.52)
Net asset value, end of period	$13.94		$12.69	$10.78
Total return(b)	9.85%		17.72%	(29.54)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,282		$1,409	$390
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.95	%(c)	1.96%	2.09	%(d)
Without fee waivers and/or expense reimbursements	2.26	%(c)	2.52%	2.09	%(d)
Ratio of net investment income (loss) to average net assets	(1.54	)%(c)	(1.53)%	(1.71	)%(d)
Portfolio turnover rate(e)	95%		91%	81%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $2,124,070.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

NOTE 12—Financial Highlights (continued)

	Class C
	Year ended July 31,					February 14, 2002 (Date sales commenced) to July 31, 2000
	2004		2003	2002	2001
Net asset value, beginning of period	$12.44		$10.60	$17.04	$27.78	$28.25
Income from investment operations:
Net investment income (loss)	(0.22	)(a)	(0.18)	(0.25)	(0.06)	(0.00	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.45		2.02	(6.17)	(10.60)	(0.47)
Total from investment operations	1.23		1.84	(6.42)	(10.66)	(0.47)
Less distributions from net realized gains	—		—	(0.02)	(0.08)	—
Net asset value, end of period	$13.67		$12.44	$10.60	$17.04	$27.78
Total return(b)	9.89%		17.47%	(37.76)%	(38.45)%	(1.66)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$11,287		$13,537	$13,440	$28,887	$4,779
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.95	%(c)	1.96%	1.96%	1.86%	1.71	%(d)
Without fee waivers and/or expense reimbursements	2.67	%(c)	3.05%	2.16%	1.86%	1.71	%(d)
Ratio of net investment income (loss) to average net assets	(1.54	)%(c)	(1.54)%	(1.59)%	(1.34)%	(1.20	)%(d)
Portfolio turnover rate(e)	95%		91%	81%	55%	75%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $13,759,200.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Class K
	Year ended July 31,					November 30, 2000 (Date sales commenced) to July 31, 2001
	2004		2003	2002
Net asset value, beginning of period	$12.74		$10.76	$17.19		$22.50
Income from investment operations:
Net investment income (loss)	(0.14	)(a)	(0.02)	(0.15	)(a)	(0.03)
Net gains (losses) on securities (both realized and unrealized)	1.48		2.00	(6.26)		(5.28)
Total from investment operations	1.34		1.98	(6.41)		(5.31)
Less distributions from net realized gains	—		—	(0.02)		—
Net asset value, end of period	$14.08		$12.74	$10.76		$17.19
Total return(b)	10.52%		18.40%	(37.32)%		(23.60)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$25,977		$45,258	$44,745		$6
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.40	%(c)	1.41%	1.36%		1.48	%(d)
Without fee waivers and/or expense reimbursements	1.54	%(c)	1.61%	1.36%		3.06	%(d)
Ratio of net investment income (loss) to average net assets	(0.99	)%(c)	(0.98)%	(1.05)%		(1.03	)%(d)
Portfolio turnover rate(e)	95%		91%	81%		55%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $42,497,874.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-15

NOTE 12—Financial Highlights (continued)

	Investor Class
	Year ended July 31,
	2004		2003	2002	2001		2000
Net asset value, beginning of period	$12.81		$10.81	$17.23	$27.86		$19.39
Income from investment operations:
Net investment income (loss)	(0.11	)(a)	(0.00)	(0.00)	(0.12	)(a)	(0.00)
Net gains (losses) on securities (both realized and unrealized)	1.49		2.00	(6.40)	(10.43)		9.51
Total from investment operations	1.38		2.00	(6.40)	(10.55)		9.51
Less distributions from net realized gains	—		—	(0.02)	(0.08)		(1.04)
Net asset value, end of period	$14.19		$12.81	$10.81	$17.23		$27.86
Total return(b)	10.77%		18.50%	(37.17)%	(37.94)%		50.34%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,992,578		$3,863,821	$3,688,213	$6,562,467		$7,865,489
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.19	%(c)	1.21%	1.21%	1.00%		0.89%
Without fee waivers and/or expense reimbursements	1.29	%(c)	1.46%	1.23%	1.00%		0.89%
Ratio of net investment income (loss) to average net assets	(0.78	)%(c)	(0.78)%	(0.86)%	(0.49)%		(0.34)%
Portfolio turnover rate(d)	95%		91%	81%	55%		75%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $3,808,289,157.
(d)	Not annualized for periods less than one year.

	Institutional Class
	Year ended July 31,							May 22, 2000 (Date sales commenced) to July 31, 2000
	2004		2003	2002		2001
Net asset value, beginning of period	$12.96		$10.88	$17.28		$27.87		$24.29
Income from investment operations:
Net investment income (loss)	(0.04	)(a)	(0.04)	(0.08	)(a)	(0.07	)(a)	(0.02	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.50		2.12	(6.30)		(10.44)		3.60
Total from investment operations	1.46		2.08	(6.38)		(10.51)		3.58
Less distributions from net realized gains	—		—	(0.02)		(0.08)		—
Net asset value, end of period	$14.42		$12.96	$10.88		$17.28		$27.87
Total return(b)	11.26%		19.12%	(36.95)%		(37.78)%		14.74%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$12,987		$30,788	$25,133		$11,622		$22,989
Ratio of expenses to average net assets:	0.71	%(c)(d)	0.78%	0.84%		0.77%		0.77	%(e)
Ratio of net investment income (loss) to average net assets	(0.30	)%(c)	(0.34)%	(0.53)%		(0.26)%		(0.22	)%(e)
Portfolio turnover rate(f)	95%		91%	81%		55%		75%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $32,156,927.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.72%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

F-16

NOTE 13—Legal Proceedings

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. (“ADI”), the distributor of the Fund’s shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

On December 2, 2003, each of the Securities and Exchange Commission (“SEC”) and the State of New York, acting through the office of the state Attorney General (“NYAG”), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General (“COAG”), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

On September 7, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC’s investigation.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. (“IINA”), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

F-17

NOTE 13—Legal Proceedings (continued)

On September 8, 2004, Mr. Cunningham’s law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds’ public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission (“SEC”), the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel’s directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

F-18

NOTE 13—Legal Proceedings (continued)

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

NOTE 14—Subsequent Event

The AIM and INVESCO Families of Funds received requests from the SEC for information concerning the Funds’ use of exchange traded funds and other registered investment companies, as well as compliance with Section 12(d)(1) of the Investment Company Act of 1940. After reviewing responsive information, the SEC issued a letter subsequent to the period ended July 31, 2004 asserting that the Fund entered into certain securities transactions during the period June 2, 2002 to May 31, 2004 that may not have been in compliance with the percentage of ownership restriction of certain investment companies and in particular HOLDRs. To the extent it is determined that these securities transactions were not in compliance appropriate amounts will be reimbursed. At this time the effect to the Fund is not expected to be material.

F-19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and

Shareholders of INVESCO Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Dynamics Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the “Fund”) at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 17, 2004

Houston, Texas

F-20

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Dynamics Fund (“Fund”), a portfolio of AIM Stock Funds (formerly INVESCO Stock Funds, Inc. and AIM Stock Fund’s Inc.), (“Company”) a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003 and reconvened on November 11, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Trustees/Matter	Votes For	Withholding Authority
(1)*	Bob R. Baker	362,405,144	19,855,030
	Frank S. Bayley	362,437,628	19,822,546
	James T. Bunch	362,488,718	19,771,456
	Bruce L. Crockett	362,515,953	19,744,221
	Albert R. Dowden	362,455,376	19,804,798
	Edward K. Dunn, Jr.	362,445,962	19,814,212
	Jack M. Fields	362,484,095	19,776,079
	Carl Frischling	362,371,394	19,888,780
	Robert H. Graham	362,402,926	19,857,248
	Gerald J. Lewis	362,263,534	19,996,640
	Prema Mathai-Davis	362,317,138	19,943,036
	Lewis F. Pennock	362,372,299	19,887,875
	Ruth H. Quigley	362,270,092	19,990,082
	Louis S. Sklar	362,404,051	19,856,123
	Larry Soll, Ph.D.	362,452,103	19,808,071
	Mark H. Williamson	362,227,445	20,032,729

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.	144,722,910	2,076,044	7,819,764
(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	144,419,237	2,130,575	8,068,906
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	302,828,268	16,875,556	62,556,350	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matters were then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	326,477,030	18,532,333	62,801,232	**
(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	152,036,466	2,389,745	8,531,126
(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	151,764,727	2,398,604	8,794,006

F-21

Proxy Results (Unaudited) (continued)

A Special Meeting of Shareholders of the Company noted above was reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	345,396,965	18,782,801	62,618,399	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	354,789,002	19,165,807	57,283,120	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Stock Funds.
**	Includes Broker Non-Votes

F-22

OTHER INFORMATION

Trustees and Officers

As of May 31, 2004

The address of each trustee and officer of AIM Stock Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Interested Persons
Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC —Managed Products

			None
Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), Fund Management Company (registered broker dealer) and INVESCO Distributors Inc. (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc.; President and Chief Executive Officer, INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Trustees
Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)
James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)
Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Trustees and Officers (continued)

As of May 31, 2004

The address of each trustee and officer of AIM Stock Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)
Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None
Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None
Ruth H. Quigley — 1935 Trustee	2003	Retired	None
Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None
Larry Soll — 1942 Trustee	1997	Retired	None
Other Officers
Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox[3] — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

[3]	Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street	Denver Division
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900	4350 South Monaco Street
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678	Denver, CO 80237-3400

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110-2801

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

AIMinvestments.com	I-DYN-AR-1	AIM Distributors, Inc.

[Your goals. Our solutions.]

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Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

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INVESCO Mid-Cap Growth Fund

Annual Report to Shareholders • July 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

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[AIM Investments Logo]
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INVESCO MID-CAP GROWTH FUND seeks long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of 7/31/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

Principal risks of investing in the fund

■	Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

■	At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

■	By concentrating on a small number of holdings, the fund carries greater risk because each investment has a greater effect on the fund’s overall performance.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest 100% of its assets in the securities of non-U.S. issuers.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The unmanaged Russell Midcap —registered trademark— Growth Index is a subset of the Russell Midcap Index, which represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/book ratios and higher forecasted growth values.

■	The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

■	The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in the Management’s Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246, or on the AIM Web site, AIMinvestments.com. The information is also available on the Securities and Exchange Commission’s Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds —registered trademark—:

[GRAHAM PHOTO]	After a brisk run-up in 2003, markets seemed to pause in 2004 in what appeared to be a holding pattern. During the 12-month period covered by this report, market sentiment shifted from enthusiasm over an economic recovery to caution. Rising interest rates, inflation—especially in surging oil prices—the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

Robert H. Graham

This pattern was especially evident in the equity markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%. Performance declined in July, with the index returning -3.31% for the month.

The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers’ discussion on the following pages. We hope you find it informative.

Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments —servicemark—. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman and President
September 15, 2004

*	Average annual total returns, July 31, 1979, to July 31, 2004. Source: Lipper, Inc.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Rebounding economy boosted fund performance

INVESCO Mid-Cap Growth Class A Shares returned 10.73% at net asset value for the fiscal year ended July 31, 2004. (Had the effects of sales charges been included, the return would have been lower.) Strong stock selection in the energy and industrials sectors helped the fund outperform its peer-group benchmark, the Lipper Mid-Cap Growth Fund Index, which returned 10.05%. However, the fund’s stock selections in the consumer discretionary and health care sectors led to underperformance of the fund’s broad-market benchmark, the S&P 500 Index, and its style-specific benchmark, the Russell Midcap Growth Index, which returned 13.16% and 14.79%, respectively. Results for other share classes are found in the table on page 3.

Market conditions

The economic expansion that began in 2003 took hold in the first half of 2004, triggering a rise in inflation and the expectation of higher interest rates. In the calendar year 2003, inflation averaged just 1% but rose to an annual rate of 2% during the first half of 2004 as energy prices soared and demand increased for commodities and industrial materials. In response to these trends, the U.S. Federal Reserve (the Fed) increased the federal funds target rate from 1.00% to 1.25% at its late June 2004 meeting.

Gross domestic product (GDP), the broadest measure of economic activity, grew at an average annual rate of 5.8% in the second half of 2003, and at a more restrained 3.7% in the first half of 2004.

For the fiscal year covered by this report, small-cap stocks generally outperformed mid-cap stocks. Both outperformed the market as a whole. The best performing sectors of the S&P 500 Index included energy, industrials, utilities and materials, while the weakest-performing sectors were health care, consumer staples and consumer discretionary.

Your fund

During the period, we continued to look for companies that demonstrate the potential for above-average earnings and revenue growth. The fund is composed of high-quality growth stocks, and we continued to monitor opportunities to invest in growth-oriented sectors to capitalize on the economic upturn.

Healthy expansion of the U.S. economy during the period drove mid-cap stocks higher, and the fund participated in the stock market rally that ran from the beginning of the period through February 2004. In comparison to the Russell Midcap Growth Index, the fund’s industrials, energy and consumer staples holdings were the key outperformers during the period. In industrials, education stocks–Apollo Group and ITT Educational Services–both staged impressive runs driven by strong underlying growth in demand for their post-secondary degree programs. The fund no longer held ITT Educational Services at the close of the reporting period. We sold the stock and took profits because we believe the company was overvalued and had a low growth rate.

The strongest contributors to fund performance included temporary staffing firm Robert Half and diversified industrial manufacturer Eaton Corp. Robert Half benefited from a surge in the staffing industry in the wake of the economic recovery. Eaton Corp. on July 15 reported a 73% increase in net income in the second quarter of 2004 over the same period in 2003. Energy holding Murphy Oil rose more than 50% during the period. On July 27, Murphy Oil announced record earnings of $349.9 million for the second quarter of 2004.

Other strong contributors to fund performance included Fastenal, a retailer of fasteners and other industrial products, which experienced a strong ramp-up in earnings with the recovery in demand for capital equipment; Apache, an oil and gas exploration and production company, which announced second quarter 2004 earnings rose by 53%; and Whole Foods Market, a fast-growing natural foods retailer, which announced third-quarter sales increased by 22% over the

PORTFOLIO COMPOSITION

By sector, based on total investments.

Excludes money market fund holdings

[PIE CHART]

Information Technology	25.6%
Health Care	17.6%
Consumer Discretionary	17.7%
Industrials	14.9%
Financials	9.9%
Energy	6.4%
Consumer Staples	3.1%
Materials	2.3%
Telecommunication Services	1.4%
Utilities	1.1%

TOP 10 EQUITY HOLDINGS

Excludes money market fund holdings

1. CDW Corp.	2.0%
2. Smith International, Inc.	2.0
3. Legg Mason, Inc.	1.9
4. Murphy Oil Corp.	1.9
5. Robinson (C.H.) Worldwide, Inc.	1.7
6. Eaton Corp.	1.7
7. Henry Schein, Inc.	1.7
8. Verisign, Inc.	1.6
9. Avaya Inc.	1.6
10. Robert Half International Inc.	1.6

TOP 10 INDUSTRIES

Excludes money market fund holdings

1. Data Processing & Outsourced Services	6.9%
2. Health Care Equipment	4.7
3. Communications Equipment	3.9
4. Asset Management & Custody Banks	3.9
5. Health Care Services	3.6
6. Semiconductors	3.1
7. Industrial Machinery	3.1
8. Oil & Gas Equipment & Services	3.1
9. Broadcasting & Cable TV	3.0
10. Hotels, Resorts & Cruise Lines	2.6

FUND VS. INDEXES

Total returns, 7/31/03–7/31/04, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	10.73%
Class B Shares	9.93
Class C Shares	10.00
Investor Class Shares	10.79
S&P 500 Index (Broad Market Index)	13.16
Russell Midcap Growth Index (Style-specific Index)	14.79
Lipper Mid-Cap Growth Fund Index (Peer Group Index)	10.05

Source: Lipper, Inc.

TOTAL NET ASSETS	$20.1 million
TOTAL NUMBER OF HOLDINGS	83
(Excludes money market fund holdings)

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

same period in 2003. The fund no longer held Apache at the close of the period. We sold the stocks and took profits after they reached our valuation targets.

The fund’s consumer discretionary stocks were the largest detractors from performance. The fund was overweight in media stocks, which badly lagged the market.

Among the media stocks that detracted from fund performance were broadcasters Cox Radio, EchoStar and Cox Communications. Cox Radio rallied substantially through the end of 2003 in anticipation of a strong 2004 recovery in advertising revenues. We sold Cox Communications and Cox Radio after both companies lowered earnings guidance due to a slower market and increased competition. EchoStar and Cox Communications, direct broadcast satellite and cable television providers, respectively, rallied last year but lagged in 2004 on weaker-than-expected subscriber sales. Investors remained wary of a price war between the two companies.

Another detractor from performance was Lincare Holdings, a respiratory therapy firm, which traded down with the passage of the comprehensive Medicare prescription drug and reform bill. The bill introduced uncertainty as to how the company’s home oxygen services would be reimbursed in the future.

Lincare is a leader in home oxygen therapy. Although the stock periodically gets hit with Medicare reimbursement worries, the growth in demand for its services has been strong and we believe the growth will continue, given America’s aging population. Additionally, the company has an impressive record of earnings growth that is well above average. We sold Lincare after the stock reached our valuation targets and redeployed profits in other attractive opportunities.

During the period we increased the fund’s industrials sector weighting in comparison with the Russell Midcap Growth Index in order to benefit from capital spending. We also modestly increased weighting in the health care sector, adding core positions in Shire Pharmaceuticals, Henry Schein and Biogen Idec to the portfolio. We sold Biogen after it reached our valuation target. We slightly reduced the fund’s weighting in technology following last year’s spectacular run as many tech stocks bottomed out in March 2003.

In closing

We are pleased with the fund’s return during the fiscal year. We continued to invest at least 80% of fund assets in mid-sized companies listed in the Russell Midcap Growth Index that meet the fund’s standards of having exceptional growth and strong leadership.

See important fund and index disclosures inside front cover.

[RASPLICKA PHOTO]	Paul J. Rasplicka

Paul Rasplicka, Chartered Financial Analyst, is lead manager of INVESCO Mid-Cap Growth Fund. He joined AIM in 1998 following four years at INVESCO Trust Co., a subsidiary of AMVESCAP PLC. Mr. Rasplicka began his investment career in 1982 as an equity research analyst. He is a magna cum laude graduate of the University of Colorado with a B.S. in business administration. Mr. Rasplicka also earned an M.B.A. from the University of Chicago

[CHAPMAN PHOTO]	Michael Chapman

Michael Chapman, Chartered Financial Analyst, began his investment career in 1995 as an analyst and portfolio manager. Prior to joining AIM in 2001 he also worked as an equity and securities analyst. Mr. Chapman holds a B.S. in petroleum engineering and an M.A. in energy and mineral resources from The University of Texas.

Assisted by the Small/Mid Cap Core Team

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn to page 5.

3

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 - July 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (2/1/04)	Ending Account Value (7/31/04)[1]	Expenses Paid During Period[2]	Ending Account Value (7/31/04)	Expenses Paid During Period[2]
Class A	$1,000.00	$945.60	$8.03	$1,016.61	$8.32
Class B	1,000.00	942.20	11.15	1,013.38	11.56
Class C	1,000.00	942.50	11.16	1,013.38	11.56
Investor	1,000.00	946.30	7.55	1,017.11	7.82

[1]	The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period February 1, 2004 to July 31, 2004 were -5.44%, -5.78%, -5.75% and -5.37% for Class A, Class B, Class C and Investor Class shares, respectively.
[2]	Expenses are equal to the Fund’s annualized expense ratio (1.66%, 2.31%, 2.31% and 1.56% for Class A, B, C and Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

4

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Your fund’s total return includes reinvested distributions, applicable sales charges, fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

RESULTS OF A $10,000 INVESTMENT

10/1/01-7/31/04

[MOUNTAIN CHART]

	INVESCO Mid-Cap Growth Fund Class A Shares	INVESCO Mid-Cap Growth Fund Class B Shares	INVESCO Mid-Cap Growth Fund Class C Shares	Lipper Mid-Cap Growth Fund Index	Russell Midcap Growth Index	S&P 500 Index
9/30/2001	9450	10000	10000	10000	10000	10000
10/01	10123	10678	10678	10557	11051	10191
1101	11108	11703	11703	11424	12241	10972
12/01	11644	12262	12262	11919	12706	11068
1/02	11613	12228	12228	11463	12294	10907
2/02	11132	11719	11711	10894	11597	10697
3/02	12133	12771	12761	11580	12482	11099
4/02	11973	12593	12575	11195	11821	10426
5/02	11740	12339	12321	10822	11468	10350
6/02	10795	11339	11321	9849	10203	9613
7/02	9690	10178	10151	8787	9211	8864
8/02	9666	10145	10083	8682	9179	8922
9/02	9097	9543	9490	8143	8450	7953
10/02	9746	10221	10159	8554	9105	8652
11/02	10282	10780	10710	9062	9817	9161
12/02	9682	10144	10083	8526	9224	8623
1/03	9522	9966	9906	8399	9134	8398
2/03	9409	9848	9787	8270	9054	8272
3/03	9569	10009	9948	8388	9223	8352
4/03	10130	10586	10524	8977	9851	9039
5/03	10739	11221	11151	9719	10798	9515
6/03	10755	11230	11151	9871	10952	9637
7/03	11196	11688	11608	10260	11344	9807
8/03	11805	12316	12227	10765	11969	9997
9/03	11341	11815	11735	10404	11737	9892
10/03	12351	12867	12777	11220	12682	10451
11/03	12615	13139	13048	11486	13022	10543
12/03	12759	13283	13184	11545	13164	11095
1/04	13111	13639	13548	11837	13599	11299
2/04	13206	13732	13649	12000	13827	11456
3/04	13055	13571	13480	11997	13800	11283
4/04	12911	13410	13320	11617	13411	11106
5/04	13039	13537	13446	11870	13727	11258
6/04	13223	13724	13633	12155	13946	11477
7/04	12394	12547	12771	11292	13022	11097

					Source: Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/04, including applicable sales charges

Class A Shares
Inception (10/1/01)	7.88%
1 Year	4.66

Class B Shares
Inception (10/1/01)	8.35%
1 Year	4.93

Class C Shares
Inception (10/1/01)	9.03%
1 Year	9.00

Investor Class Shares
Inception (9/3/02)	16.14%
1 Year	10.79

In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 6/30/04, the most recent calendar quarter-end.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/04, including applicable sales charges

Class A Shares
Inception (10/1/01)	10.70%
1 Year	16.19

Class B Shares
Inception (10/1/01)	11.31%
1 Year	17.19

Class C Shares
Inception (10/1/01)	11.96%
1 Year	21.26

Investor Class Shares
Inception (9/3/02)	21.19%
1 Year	23.05

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

Since the last reporting period, the fund has elected to use the S&P 500 Index as its broad-based market index since the S&P 500 Index is such a widely recognized gauge of the U.S. stock market. The fund will no longer use the Russell Midcap Growth Index, the index published in previous reports to shareholders, as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund’s performance to both the old and the new index. The fund maintains the use of the Russell Midcap Growth Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Mid-Cap Growth Fund Index, which may or may not include INVESCO Mid-Cap Growth Fund, is included for comparison to a peer group.

5

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/04

INVESCO Mid-Cap Growth Fund

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 7/31/04

Inception (9/9/98)	9.82%
5 Years	5.24
1 Year	10.97

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 6/30/04, most recent calendar quarter-end

Inception (9/9/98)	11.20%
5 Years	6.07
1 Year	23.29

Institutional Class shares have no sales charge; therefore, performance is at net asset value. Performance of Institutional Class shares will differ from performance of other share classes due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your fund prospectus for more information. For the most current month-end performance, please call 800-525-8085 or visit AIMinvestments.com.

Over for information on your fund’s expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

AIMinvestments.com I-MCG-INS-1 9/04	[Your goals. Our solutions.] – registered trademark –	[AIM Investments Logo] – registered trademark –

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2004 – July 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (2/1/04)	Ending Account Value (7/01/04)[1]	Expenses Paid During Period[2]	Ending Account Value (7/1/04)	Expenses Paid During Period[2]
Institutional	$1,000.00	$946.50	$6.34	$1,018.35	$6.57

[1]	The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period February 1, 2004 to July 31, 2004 was -5.35% for Institutional Class shares.
[2]	Expenses are equal to the Fund’s annualized expense ratio of 0.31% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FINANCIALS

Schedule of Investments

July 31, 2004

	Shares	Market Value

Common Stocks & Other Equity Interests–94.11%

Advertising–1.04%
Omnicom Group Inc.	2,900	$208,858

Aerospace & Defense–1.52%
L-3 Communications Holdings, Inc.	5,000	305,750

Air Freight & Logistics–1.74%
Robinson (C.H.) Worldwide, Inc.	8,001	349,884

Apparel, Accessories & Luxury Goods–1.47%
Polo Ralph Lauren Corp.	9,000	296,640

Application Software–2.40%
Amdocs Ltd. (United Kingdom)(a)	11,800	256,060
Autodesk, Inc.	5,200	209,040
Intuit Inc.(a)	500	18,720
		483,820

Asset Management & Custody Banks–3.86%
Legg Mason, Inc.	4,950	388,773
Northern Trust Corp.	4,920	197,440
T. Rowe Price Group Inc.	4,100	189,502
		775,715

Biotechnology–1.05%
Genzyme Corp.(a)	4,100	210,248

Broadcasting & Cable TV–3.04%
EchoStar Communications Corp. — Class A(a)	7,450	206,514
Scripps Co. (E.W.) (The) — Class A	2,000	204,840
Univision Communications Inc. — Class A(a)	6,900	199,893
		611,247

Building Products–0.97%
York International Corp.	5,500	195,690

Casinos & Gaming–2.35%
International Game Technology	2,400	77,616
Scientific Games Corp. — Class A(a)	10,800	192,348
Station Casinos, Inc.	4,700	203,040
		473,004

Communications Equipment–3.90%
Avaya Inc.(a)	22,200	325,230
Harris Corp.	4,300	204,164
Juniper Networks, Inc.(a)	11,100	254,856
		784,250

	Shares	Market Value

Computer Storage & Peripherals–2.22%
Lexmark International, Inc. — Class A(a)	3,000	$265,500
Storage Technology Corp.(a)	7,300	182,135
		447,635

Construction & Farm Machinery & Heavy Trucks–1.03%
PACCAR Inc.	3,450	206,862

Consumer Electronics–1.08%
Garmin Ltd. (Cayman Islands)	5,800	217,500

Data Processing & Outsourced Services–6.90%
Alliance Data Systems Corp.(a)	5,100	202,521
CSG Systems International, Inc.(a)	10,400	170,560
DST Systems, Inc.(a)	6,400	291,584
Fiserv, Inc.(a)	7,447	255,134
Hewitt Associates, Inc. — Class A(a)	7,600	202,920
Iron Mountain Inc.(a)	8,250	266,227
		1,388,946

Department Stores–1.07%
Kohl’s Corp.(a)	4,700	215,072

Distillers & Vintners–0.98%
Constellation Brands, Inc. — Class A(a)	5,200	196,976

Diversified Commercial Services–1.86%
Apollo Group, Inc. — Class A(a)	1,215	101,513
Cintas Corp.	6,500	272,740
		374,253

Employment Services–1.59%
Robert Half International Inc.	11,500	319,930

Environmental Services–1.02%
Stericycle, Inc.(a)	4,200	205,800

Health Care Distributors–2.55%
Henry Schein, Inc.(a)	5,000	335,500
Omnicare, Inc.	6,300	178,101
		513,601

Health Care Equipment–4.74%
Bio-Rad Laboratories(a)	3,600	188,640
Biomet, Inc.	4,700	206,753
Kinetic Concepts, Inc.(a)	4,100	184,172
Thermo Electron Corp.(a)	7,200	185,184
Waters Corp.(a)	4,300	188,684
		953,433

F-1

	Shares	Market Value

Health Care Services–3.64%
Caremark Rx, Inc.(a)	9,800	$298,900
Covance Inc.(a)	5,400	198,126
Express Scripts, Inc.(a)	3,600	236,160
		733,186

Health Care Supplies–1.21%
Fisher Scientific International Inc.(a)	4,200	244,440

Homebuilding–1.09%
Pulte Homes, Inc.	4,000	218,520

Hotels, Resorts & Cruise Lines–2.58%
Hilton Hotels Corp.	17,600	313,808
Royal Caribbean Cruises Ltd. (Liberia)	4,800	205,200
		519,008

Hypermarkets & Super Centers–1.00%
BJ’s Wholesale Club, Inc.(a)	8,600	200,466

Industrial Gases–1.05%
Praxair, Inc.	5,350	211,057

Industrial Machinery–3.08%
Donaldson Co., Inc.	10,630	283,077
Eaton Corp.	5,200	336,128
		619,205

Insurance Brokers–0.99%
Willis Group Holdings Ltd. (Bermuda)	5,700	198,360

Integrated Oil & Gas–1.88%
Murphy Oil Corp.	4,900	378,966

Internet Software & Services–2.42%
United Online, Inc.(a)	10,000	156,000
VeriSign, Inc.(a)	18,900	330,939
		486,939

Leisure Products–0.17%
Marvel Enterprises, Inc.(a)	2,600	33,930

Managed Health Care–0.94%
Anthem, Inc.(a)	2,300	189,681

Metal & Glass Containers–1.07%
Ball Corp.	2,975	214,736

Multi-Utilities & Unregulated Power–0.98%
Questar Corp.	4,800	196,704

Oil & Gas Equipment & Services–3.06%
Smith International, Inc.(a)	6,800	396,304
Weatherford International Ltd. (Bermuda)(a)	4,700	219,866
		616,170

Oil & Gas Exploration & Production–1.04%
XTO Energy, Inc.	7,000	209,300

	Shares	Market Value

Packaged Foods & Meats–0.99%
Flowers Foods, Inc.	7,600	$198,360

Pharmaceuticals–2.51%
Shire Pharmaceuticals Group PLC–ADR (United Kingdom)(a)	11,900	316,302
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	6,400	189,440
		505,742

Property & Casualty Insurance–1.12%
SAFECO Corp.	4,800	225,888

Real Estate Management & Development–1.01%
CB Richard Ellis Group, Inc. — Class A(a)	10,700	202,658

Regional Banks–1.02%
Zions Bancorp.	3,400	205,700

Restaurants–1.01%
Ruby Tuesday, Inc.	7,000	202,230

Semiconductors–3.09%
Linear Technology Corp.	7,970	311,627
Microchip Technology Inc.	10,725	310,703
		622,330

Specialized Finance–0.47%
Moody’s Corp.	1,400	95,340

Specialty Stores–1.76%
Advance Auto Parts, Inc.(a)	1,000	37,120
Staples, Inc.	11,000	317,680
		354,800

Systems Software–1.14%
Symantec Corp.(a)	4,900	229,124

Technology Distributors–2.01%
CDW Corp.	6,300	405,090

Thrifts & Mortgage Finance–0.89%
Radian Group Inc.	3,900	179,478

Trading Companies & Distributors–1.20%
Fastenal Co.	3,875	241,723

Wireless Telecommunication Services–1.31%
Nextel Partners, Inc. — Class A(a)	16,400	263,548
Total Common Stocks & Other Equity Interests (Cost $17,571,360)		18,937,793

F-2

	Shares	Market Value
Money Market Funds–3.35%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $674,355)(b)	674,355	$674,355
TOTAL INVESTMENTS–97.46% (Cost $18,245,715)		19,612,148
OTHER ASSETS LESS LIABILITIES–2.54%		510,406
NET ASSETS–100.00%		$20,122,554

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Assets and Liabilities

July 31, 2004

Assets:
Investments, at market value (cost $17,571,360)	$18,937,793
Investments in affiliated money market funds (cost $674,355)	674,355
Total investments (cost $18,245,715)	19,612,148
Foreign currencies, at value (cost $252,952)	250,108
Receivables for:
Investments sold	294,646
Fund shares sold	98,200
Dividends	1,855
Amount due from advisor	15,628
Investment for deferred compensation and retirement plans	3,206
Other assets	61,615
Total assets	20,337,406

Liabilities:
Payables for:
Investments purchased	147,227
Fund shares reacquired	2,850
Deferred compensation and retirement plans	3,242
Accrued distribution fees	7,650
Accrued trustees’ fees	902
Accrued transfer agent fees	9,069
Accrued operating expenses	43,912
Total liabilities	214,852
Net assets applicable to shares outstanding	$20,122,554

Net assets consist of:
Shares of beneficial interest	$18,882,450
Undistributed net investment income (loss)	(1,682)
Undistributed net realized gain (loss) from investment securities and foreign currencies	(121,804)
Unrealized appreciation of investment securities and foreign currencies	1,363,590
$20,122,554

Net Assets:
Class A	$6,542,382
Class B	$2,895,235
Class C	$2,650,413
Investor Class	$5,112,775
Institutional Class	$2,921,749

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	422,753
Class B	190,950
Class C	175,862
Investor Class	329,582
Institutional Class	187,506
Class A :
Net asset value per share	$15.48
Offering price per share:
(Net asset value of $15.48 ÷ 94.50%)	$16.38
Class B:
Net asset value and offering price per share	$15.16
Class C:
Net asset value and offering price per share	$15.07
Investor Class:
Net asset value and offering price per share	$15.51
Institutional Class:
Net asset value and offering price per share	$15.58

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Operations

For the year ended July 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $650)	$74,470
Dividends from affiliated money market funds	5,168
Total investment income	79,638

Expenses:
Advisory fees	194,076
Administrative services fees	21,351
Custodian fees	12,434
Distribution fees:
Class A	24,539
Class B	28,848
Class C	26,780
Investor Class	13,429
Transfer agent fees:
Class A	26,360
Class B	11,105
Class C	11,983
Investor Class	36,875
Institutional Class	1,397
Trustees’ and retirement fees	10,948
Registration and filing fees	69,499
Reports to shareholders	42,348
Professional fees	50,801
Other	27,564
Total expenses	610,337
Less: Fees waived and expenses reimbursed	(264,409)
Net expenses	345,928
Net investment income (loss)	(266,290)

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain from:
Investment securities	2,272,083
Foreign currencies	395
2,272,478
Change in net unrealized appreciation (depreciation) of:
Investment securities	(377,877)
Foreign currencies	(2,843)
(380,720)
Net gain from investment securities and foreign currencies	1,891,758
Net increase in net assets resulting from operations	$1,625,468

See accompanying notes which are an integral part of the financial statements.

F-5

Statement of Changes in Net Assets

For the year ended July 31, 2004, the three months ended July 31, 2003, and the year ended April 30, 2003.

	Year ended July 31, 2004	Three Months ended July 31, 2003	Year ended April 30, 2003

Operations:
Net investment income (loss)	$(266,290)	$(54,471)	$(131,697)
Net realized gain (loss) from investment securities and foreign currencies	2,272,478	358,022	(647,698)
Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	(380,720)	1,153,489	(380,224)
Net increase in net assets resulting from operations	1,625,468	1,457,040	(1,159,619)
Share transactions–net:
Class A	(596,196)	261,100	3,400,934
Class B	181,496	105,376	1,211,254
Class C	183,883	37,745	1,678,542
Investor Class	889,516	954,033	2,456,802
Institutional Class	1,550,245	37,841	(938,761)
Net increase in net assets resulting from share transactions	2,208,944	1,396,095	7,808,771
Net increase in net assets	3,834,412	2,853,135	6,649,152

Net assets:
Beginning of year	16,288,142	13,435,007	6,785,855
End of year (including undistributed net investment income (loss) of $(1,682), $(117) and $(102) for July 31, 2004, July 31, 2003 and April 30, 2003, respectively)	$20,122,554	$16,288,142	$13,435,007

See accompanying notes which are an integral part of the financial statements.

F-6

Notes to Financial Statements

July 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Mid-Cap Growth Fund (the “Fund”) is a series portfolio of AIM Stock Funds, Inc. (the “Trust”,). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25,2003, the fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

F-7

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund’s average daily net assets. For the period November 25, 2003 through July 31, 2004 the Fund paid advisory fees to AIM of $136,433. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $57,643. Under the terms of a Sub-Advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective July 16, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 1.65%, 2.30%, 2.30%, 1.55% and 1.30%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 2.00%, 2.65%, 2.65%, 1.90% and 1.65%, respectively, through July 31, 2005. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $153.

F-8

For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $24,201, $15,289, $14,840, $40,941 and $13,821 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $9,461, $3,077, $4,746, $12,087 and $178 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through July 31, 2004, AIM reimbursed fund level expenses of the Fund of $107,070.

For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $18,545 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. (“IFG”) alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to November 25, 2003, the trust had an administration service agreement with IFG under similar terms. For the period November 25, 2003 through July 31, 2004, the Fund paid AIM $16,632 for such services. Prior to November 5, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $4,719 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $12,921 for such services. For the period October 1, 2003 through July 31, 2004, AISI retained $74,799 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $24,539, $28,848, $26780 and $13,429, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2004 AIM Distributors advised the Fund that it retained $3,941 in front-end sales commissions from the sale of Class A shares and $7, $4 and $147 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 07/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund	$1,050,344	$17,699,252	$(18,075,241)	$—	$674,355	$5,168	$—

NOTE 4—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2004, the Fund paid legal fees of $1,692 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

F-9

NOTE 5—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the fund’s aggregate borrowings from all sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under LOC during the period until its expiration date on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term gain distributions paid during the year ended July, 31 2004, the three months ended July 31, 2003 and the year ended April 30, 2003.

Tax Components of Net Assets:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

2004
Unrealized appreciation — investments	$1,258,770
Temporary book/tax differences	(1,682)
Capital loss carryforward	(16,984)
Shares of beneficial interest	18,882,450
Total net assets	$20,122,554

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to the losses on wash sales. The tax-basis unrealized appreciation on investments amount includes (depreciation) on foreign currencies of $(2,843).

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

The Fund utilized $2,026,994 of capital loss carry forward in the current period to offset net realized capital gain for Federal Income Tax purposes.

The Fund has a capital loss carryforward for tax purposes as of July 31, 2004 which expires as follows:

Expiration	Capital Loss Carryforward*
July 31, 2010	$16,984
*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F-10

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $23,534,806 and $21,766,071, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,716,549
Aggregate unrealized (depreciation) of investment securities	(454,936)
Net unrealized appreciation of investment securities	$1,261,613

Cost of investments for tax purposes is $18,350,535.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on July 31, 2004, undistributed net investment income (loss) was increased by $264,725, undistributed net realized gain (loss) decreased by $395 and shares of beneficial interest decreased by $264,330. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding
	Year ended July 31, 2004		Three months ended July 31, 2003		Year ended April 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	126,364	$1,993,888	49,045	$662,425	378,737	$4,762,893
Class B	39,727	622,652	10,870	144,105	125,030	1,554,913
Class C	170,972	2,642,938	102,319	1,341,516	210,430	2,630,204
Investor Class	881,162	13,650,693	160,744	2,163,284	705,662	8,614,158
Institutional Class	134,650	2,154,609	3,864	51,600	47,746	700,351
Automatic conversion of Class B shares to Class A shares:(a)
Class A	6,217	103,132	—	—	—	—
Class B	(6,338)	(103,132)	—	—	—	—
Reacquired:
Class A	(170,717)	(2,693,216)	(29,944)	(401,325)	(112,659)	(1,361,959)
Class B	(21,581)	(338,024)	(2,938)	(38,729)	(28,233)	(343,659)
Class C	(163,602)	(2,459,055)	(99,974)	(1,303,771)	(78,976)	(951,662)
Investor Class	(882,819)	(12,761,177)	(89,794)	(1,209,251)	(505,373)	(6,157,356)
Institutional Class	(37,562)	(604,364)	(993)	(13,759)	(130,099)	(1,639,112)
	76,473	$2,208,944	103,199	$1,396,095	612,265	$7,808,771
(a)	Prior to the year ended July 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

F-11

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended July 31, 2004		Three Months ended July 31, 2003		Year ended April 30, 2003	October 1, 2001 (Date sales commenced) to April 30, 2002

Net asset value, beginning of period	$13.98		$12.65		$14.95	$11.80
Income from investment operations:
Net investment income (loss)	(0.21)		(0.00)		(0.12)	(0.10	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.71		1.33		(2.18)	3.25
Total from investment operations	1.50		1.33		(2.30)	3.15
Net asset value, end of period	$15.48		$13.98		$12.65	$14.95
Total return(b)	10.73%		10.51%		(15.38)%	26.69%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$6,542		$6,444		$5,587	$2,627
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.65	%(c)	1.65	%(d)	1.65%	1.65	%(d)
Without fee waivers and expense reimbursements	2.78	%(c)	2.85	%(d)	2.77%	3.09	%(d)
Ratio of net investment income (loss) to average net assets	(1.24	)%(c)	(1.28	)%(d)	(1.16)%	(1.44	)%(d)
Portfolio turnover rate(e)	117%		23%		50%	23%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $7,011,276.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-12

NOTE 10—Financial Highlights (continued)

	Class B
	Year ended July 31, 2004		Three months ended July 31, 2003		Year ended April 30, 2003		October 1, 2001 (Date sales commenced) to April 30, 2002

Net asset value, beginning of period	$13.79		$12.49		$14.86		$11.80
Income from investment operations:
Net investment income (loss)	(0.29)		(0.02)		(0.17	)(a)	(0.15	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.66		1.32		(2.20)		3.21
Total from investment operations	1.37		1.30		(2.37)		3.06
Net asset value, end of period	$15.16		$13.79		$12.49		$14.86
Total return(b)	9.93%		10.41%		(15.95)%		25.93%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,895		$2,470		$2,139		$1,106
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.30	%(c)	2.30	%(d)	2.30%		2.30	%(d)
Without fee waivers and expense reimbursements	3.59	%(c)	3.68	%(d)	3.71%		4.06	%(d)
Ratio of net investment income (loss) to average net assets	(1.89	)%(c)	(1.92	)%(d)	(1.81)%		(2.14	)%(d)
Portfolio turnover rate(e)	117%		23%		50%		23%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for the shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,884,820.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-13

NOTE 10—Financial Highlights (continued)

	Class C
	Year ended July 31, 2004		Three Months ended July 31, 2003		Year ended April 30, 2003	October 1, 2001 (Date sales commenced) to April 30, 2002

Net asset value, beginning of period	$13.70		$12.42		$14.84	$11.80
Income from investment operations:
Net investment income (loss)	(0.29)		(0.02)		(0.25)	(0.14	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.66		1.30		(2.17)	3.18
Total from investment operations	1.37		1.28		(2.42)	3.04
Net asset value, end of period	$15.07		$13.70		$12.42	$14.84
Total return(b)	10.00%		10.31%		(16.31)%	25.76%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,650		$2,308		$2,063	$515
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.30	%(c)	2.30	%(d)	2.30%	2.30	%(d)
Without fee waivers and expense reimbursements	3.68	%(c)	3.86	%(d)	3.88%	4.45	%(d)
Ratio of net investment income (loss) to average net assets	(1.89	)%(c)	(1.92	)%(d)	(1.80)%	(2.13	)%(d)
Portfolio turnover rate(e)	117%		23%		50%	23%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,678,035.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

NOTE 10—Financial Highlights (continued)

	Investor Class
	Year ended July 31, 2004		Three months ended July 31, 2003		September 3, 2002 (Date sales commenced) to April 30, 2003

Net asset value, beginning of period	$14.00		$12.66		$11.66
Income from investment operations:
Net investment income (loss)	(0.19)		(0.01)		(0.07	)(a)
Net gains on securities (both realized and unrealized)	1.70		1.35		1.07
Total from investment operations	1.51		1.34		1.00
Net asset value, end of period	$15.51		$14.00		$12.66
Total return(b)	10.79%		10.58%		8.58%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$5,113		$3,798		$2,536
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.55	%(c)	1.55	%(d)	1.55	%(d)
Without fee waivers and expense reimbursements	3.19	%(c)	3.55	%(d)	3.57	%(d)
Ratio of net investment income (loss) to average net assets	(1.14	)%(c)	(1.18	)%(d)	(1.01	)%(d)
Portfolio turnover rate(e)	117%		23%		50%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $5,311,583.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-15

NOTE 10—Financial Highlights (continued)

	Institutional Class
	Year ended July 31, 2004		Three Months ended July 31, 2003
					Year ended April 30,
					2003		2002	2001	2000
Net asset value, beginning of period	$14.04		$12.69		$14.94		$14.78	$19.03	$12.76
Income from investment operations:
Net investment income (loss)	(0.07)		(0.03	)(a)	(0.11	)(a)	(0.15)	(0.13)	(0.12)
Net gains (losses) on securities (both realized and unrealized)	1.61		1.38		(2.14)		0.31	(2.38)	6.41
Total from investment operations	1.54		1.35		(2.25)		0.16	(2.51)	6.29
Less distributions:
Distributions from net realized gains	—		—		—		—	(1.64)	(0.02)
Return of capital	—		—		—		—	(0.10)	—
Total distributions	—		—		—		—	(1.74)	(0.02)
Net asset value, end of period	$15.58		$14.04		$12.69		$14.94	$14.78	$19.03
Total return(b)	10.97%		10.64%		(15.06)%		1.08%	(13.60)%	49.49%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,922		$1,269		$1,111		$2,538	$19,742	$17,703
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.30	%(c)	1.30	%(d)	1.30%		1.30%	1.30%	1.31%
Without fee waivers and expense reimbursements	2.91	%(c)	3.15	%(d)	3.35%		2.29%	1.88%	2.48%
Ratio of net investment income (loss) to average net assets	(0.89	)%(c)	(0.93	)%(d)	(0.83)%		(1.06)%	(0.90)%	(0.95)%
Portfolio turnover rate(e)	117%		23%		50%		23%	41%	42%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $1,461,913.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-16

NOTE 11—Legal Proceedings

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. (“ADI”), the distributor of the Fund’s shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

On December 2, 2003, each of the Securities and Exchange Commission (“SEC”) and the State of New York, acting through the office of the state Attorney General (“NYAG”), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General (“COAG”), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

On September 7, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC’s investigation.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. (“IINA”), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

F-17

NOTE 11—Legal Proceedings (continued)

On September 8, 2004, Mr. Cunningham’s law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds’ public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission (“SEC”), the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel’s directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

F-18

NOTE 11—Legal Proceedings (continued)

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

F-19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of INVESCO Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Mid Cap Growth Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the “Fund”) at July 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 17, 2004

Houston, Texas

F-20

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Mid-Cap Growth Fund (“Fund”), a portfolio of AIM Stock Funds (formerly INVESCO Stock Funds, Inc. and AIM Stock Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003 and reconvened on November 11, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Trustees/Matter	Votes For	Withholding Authority
(1)*	Bob R. Baker Frank S. Bayley James T. Bunch Bruce L. Crockett Albert R. Dowden Edward K. Dunn, Jr. Jack M. Fields Carl Frischling Robert H. Graham Gerald J. Lewis Prema Mathai-Davis Lewis F. Pennock Ruth H. Quigley Louis S. Sklar Larry Soll, Ph.D. Mark H. Williamson	362,405,144 362,437,628 362,488,718 362,515,953 362,455,376 362,445,962 362,484,095 362,371,394 362,402,926 362,263,534 362,317,138 362,372,299 362,270,092 362,404,051 362,452,103 362,227,445	19,855,030 19,822,546 19,771,456 19,744,221 19,804,798 19,814,212 19,776,079 19,888,780 19,857,248 19,996,640 19,943,036 19,887,875 19,990,082 19,856,123 19,808,071 20,032,729

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	855,588	13,597	9,007
(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc	855,004	13,537	9,651
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	302,828,268	16,875,556	62,556,350	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	326,477,030	18,532,333	62,801,232	**

F-21

Proxy Results (Unaudited) (continued)

A Special Meeting of Shareholders of the Company noted above was reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	345,396,965	18,782,801	62,618,399	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	354,789,002	19,165,807	57,283,120	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Stock Funds.
**	Includes Broker Non-Votes

F-22

OTHER INFORMATION

Trustees and Officers

As of May 31, 2004

The address of each trustee and officer of AIM Stock Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Interested Persons
Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC —Managed Products

			None
Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), Fund Management Company (registered broker dealer) and INVESCO Distributors Inc. (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc.; President and Chief Executive Officer, INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Trustees
Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)
James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)
Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Trustees and Officers (continued)

As of May 31, 2004

The address of each trustee and officer of AIM Stock Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)
Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None
Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None
Ruth H. Quigley — 1935 Trustee	2003	Retired	None
Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None
Larry Soll — 1942 Trustee	1997	Retired	None
Other Officers
Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox[3] — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

[3]	Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street	Denver Division
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900	4350 South Monaco Street
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678	Denver, CO 80237-3400

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110-2801

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

AIMinvestments.com	I-MCG-AR-1	AIM Distributors, Inc.

[Your goals. Our solutions.]

– registered trademark –

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

– registered trademark –

INVESCO S&P 500 Index Fund

Annual Report to Shareholders • July 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

– registered trademark –

[AIM Investments Logo]
– registered trademark –

INVESCO S&P 500 INDEX FUND seeks price performance and income comparable to the Standard & Poor’s Composite Stock Price Index.

■	Unless otherwise stated, information presented in this report is as of 7/31/04 and is based on total net assets.

About share classes

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

Principal risks of investing in the fund

■	The fund is not actively managed; instead, the fund seeks to track the performance of the S&P 500—registered trademark— Index. Therefore, when the S&P 500 Index drops, the value of shares of the fund drops accordingly. The fund makes no effort to hedge against price movements in the S&P 500 Index. Because the fund will incur operating expenses and transaction costs, the fund’s performance will not track the performance of the S&P 500 Index exactly.

■	The fund can invest up to 25% of its assets in foreign securities that present risks not associated with investing solely in the United States.

■	At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

■	The unmanaged Lipper S&P 500 Fund Index represents an average of the performance of the 30 largest S&P 500 Index funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

■	The returns shown in the Management’s Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Bloomberg, Inc. is a financial research and reporting firm.

■	“Standard & Poor’s—registered trademark—,” “S&P—registered trademark—,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by INVESCO Funds Group Inc. INVESCO S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in INVESCO S&P 500 Index Fund.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, click on About Us, then on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246, or on the AIM Web site, AIMinvestments.com. The information is also available on the Securities and Exchange Commission’s web site, sec.gov.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds —registered trademark— :

[GRAHAM PHOTO]	After a brisk run-up in 2003, markets seemed to pause in 2004 in what appeared to be a holding pattern. During the 12-month period covered by this report, market sentiment shifted from enthusiasm over an economic recovery to caution. Rising interest rates, inflation—especially in surging oil prices—the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

Robert H. Graham

This pattern was especially evident in the equity markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%. Performance declined in July, with the index returning -3.31% for the month.

The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers’ discussion on the following pages. We hope you find it informative.

Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments —servicemark—. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman and President
September 15, 2004

*	Average annual total returns, July 31, 1979, to July 31, 2004. Source: Lipper, Inc.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund recorded double-digit gains for fiscal year

For the year ended July 31, 2004, INVESCO S&P 500 Index Fund, Investor Class shares, returned 12.43% at net asset value. The fund lagged the performance of the S&P 500 Index and the Lipper S&P 500 Fund Index, which returned 13.16% and 12.78%, respectively, over the same period. The portfolio underperformed the S&P 500 Index because of fund expenses and transaction costs of purchasing securities.

Market conditions

The economic expansion that began in 2003 continued into the first half of 2004, triggering a rise in inflation and the expectation of higher interest rates. In the calendar year 2003, inflation averaged just 1% but rose to an annual rate of 2% during the first half of 2004 as energy prices soared and demand increased for commodities and industrial materials. In response to these trends, the U.S. Federal Reserve (the Fed) increased the federal funds target rate from 1.00% to 1.25% at its late June 2004 meeting.

Gross domestic product (GDP), the broadest measure of economic activity, grew at an average annual rate of 5.9% in the second half of 2003, and at a more restrained 3.7% in the first half of 2004. Meanwhile, monthly job creation averaged 60,000 in the fourth quarter of 2003, but averaged about 200,000 during the first half of 2004.

The Fed reported that “the outlook for the U.S. economy is, on balance, positive,” according to its July 2004 Monetary Policy Report to Congress. Capital spending by business continued its brisk pace, the Fed reported. Retail sales slowed, manufacturing activity increased and residential construction was strong.

As of the close of the fiscal year, more than 87% of S&P 500 Index firms reporting second quarter earnings met or exceeded expectations, according to Bloomberg. On average, earnings of S&P 500 Index firms were more than 25% higher for the second quarter of 2004 compared to the same quarter last year.

For the fiscal year covered by this report, the best performing sectors of the S&P 500 Index included energy, industrials, utilities and materials, while the weakest-performing sectors were health care, information technology, consumer staples and consumer discretionary.

Your fund

The fund reflects the composition of the S&P 500 Index. It holds stocks in approximately the same proportion as the index, and its sector and industry weightings also are the same.

The fund is adjusted as necessary to reflect any changes in the index. Over the fiscal year, there were 13 membership changes to the index (See chart on following page.). During the reporting period, futures were used to equitize uninvested cash so it would perform more in line with the S&P 500 Index.

At the close of the reporting period, the fund’s three largest sector weightings were financials, information technology and health care—the same as at the outset of the fiscal year. During the year, only modest adjustments were made to the fund’s sector weightings.

Stocks that enhanced fund performance were Exxon Mobil, one of the world’s largest oil companies, and General Electric, a diversified corporation offering a wide variety of products ranging from home appliances to aircraft engines. Amid rising oil prices, Exxon Mobil reported record earnings for the second quarter of 2004. General Electric reported an 11% increase in revenue for the second quarter of 2004 compared to the same quarter for the previous year.

PORTFOLIO COMPOSITION

By sector based on total investments

Excludes Treasury securities and repurchase agreements

[PIE CHART]

Financials	20.5%
Energy	7.0%
Consumer Staples	11.0%
Industrials	11.6%
Information Technology	16.3%
Materials	3.0%
Telecommunication Services	3.6%
Utilities	2.8%
Consumer Discretionary	10.9%
Health Care	13.3%

TOP 10 EQUITY HOLDINGS

Excludes Treasury securities and repurchase agreements

1. General Electric Co.	3.2%
2. Microsoft Corp.	2.8
3. Exxon Mobil Corp.	2.8
4. Pfizer Inc.	2.2
5. Citigroup Inc.	2.1
6. Wal-Mart Stores, Inc.	2.1
7. American International Group, Inc.	1.7
8. Bank of America Corp.	1.6
9. Johnson & Johnson	1.5
10. Intel Corp.	1.4

TOP 10 INDUSTRIES

Excludes Treasury securities and repurchase agreements

1. Pharmaceuticals	7.3%
2. Integrated Oil & Gas	4.6
3. Industrial Conglomerates	4.4
4. Systems Software	3.8
5. Diversified Banks	3.6
6. Other Diversified Financial Services	3.4
7. Computer Hardware	3.0
8. Integrated Telecommunication Services	2.8
9. Communications Equipment	2.7
10. Semiconductors	2.7

FUND VS. INDEXES

Total returns 7/31/03-7/31/04

Investor Class Shares	12.43%
S&P 500 Index (Broad Market Index)	13.16
Lipper S&P 500 Fund Index (Peer Group Index)	12.78

Source: Lipper, Inc.

TOTAL NET ASSETS	$239.4 million
TOTAL NUMBER OF HOLDINGS	500
(Excludes Treasury securities and repurchase agreements)

Past performance cannot guarantee comparable future results.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

Detracting from fund performance were Amgen, a leading biotechnology company, and Viacom, a multimedia corporation. Although Amgen posted second-quarter earnings that generally beat analysts’ expectations, its stock declined amid concerns about its relatively limited product offerings. Viacom reported record earnings for the second quarter, but analysts noted that concerns about its business strategy negatively affected its stock price.

In closing

Throughout the reporting period, we remained committed to the fund’s investment objective of seeking price performance and income comparable to the S&P 500 Index by investing proportionally in the stocks that constitute the index.

Changes to S&P 500 Index 7/31/03-7/31/04

Additions:	Deletions:

Sovereign Bancorp.	Union Planters Corp.

Gilead Sciences	Bank One Corp.

Regions Financial Corp.†	Regions Financial Corp.

Hospira Inc.	American Greetings

Valero Energy	John Hancock Financial Services

Mylan Laboratories	Sprint PCS

Affiliated Computer Services	Travelers Property Casualty

E* Trade Financial	FleetBoston Financial

Caremark Rx	Tupperware Corp.

M&T Bank Corp.	Concord EFS Inc.

BIOGEN IDEC†	Biogen Inc.

Express Scripts	Quintiles Transnational

Medco Health Solutions Inc.	McDermott International

†	New company created from merger

See important fund and index disclosures inside front cover.

[LEFKOWITZ PHOTO]

Jeremy Lefkowitz

Mr. Lefkowitz began his investment career in 1968 as an operations research analyst. He received a B.S. in industrial engineering in 1967 and an M.B.A. in finance in 1969, both from Columbia University. He is a former director of the Research Division of the Futures Industry Association and of the National Options and Futures Society.

Mr. Lefkowitz is registered with the National Futures Association (N.F.A.) as an Associated Person of INVESCO and has passed the Series 3 examination administered by the NFA.

Assisted by the Structured Product Group Portfolio Management Team

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn to page 5.

3

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any, (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2004 - July 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contigent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (2/1/04)	Ending Account Value (7/31/04)[1]	Expenses Paid During Period[2]	Ending Account Value (7/31/04)	Expenses Paid During Period[2]
Investor	$1,000.00	$978.60	$3.20	$1,021.63	$3.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period February 1, 2004 to July 31, 2004 was -2.14% for Investor Class shares.
[2]	Expenses are equal to the Fund’s annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

4

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Your fund’s total return includes reinvested distributions, fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

RESULTS OF A $10,000 INVESTMENT

12/22/97–7/31/04

[MOUNTAIN CHART]

	INVESCO S&P 500 Index Fund– Investor Class	Lipper S&P 500 Fund Index	S&P 500 Index
12/22/97	10000
12/97	10330	10000	10000
1/98	10530	10111	10111
4/98	11976	11497	11511
7/98	12210	11626	11648
10/98	12064	11441	11465
1/99	14121	13361	13397
4/99	14721	13973	14023
7/99	14662	13942	14001
10/99	15080	14336	14407
1/00	15464	14699	14783
4/00	16118	15341	15442
7/00	15883	15148	15256
10/00	15897	15167	15283
1/01	15163	14530	14650
4/01	13885	13320	13440
7/01	13489	12942	13071
10/01	11835	11354	11479
1/02	12642	12141	12286
4/02	12059	11596	11745
7/02	10207	9855	9984
10/02	9950	9614	9746
1/03	9635	9322	9459
4/03	10345	10028	10182
7/03	11201	10870	11046
10/03	11920	11573	11772
1/04	12869	12503	12727
4/04	12621	12279	12510
7/04	12595	12260	12500

Source: Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/04

Investor Class Shares
Inception (12/22/97)	3.55%
5 Years	-3.00
1 Year	12.43

In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 6/30/04, the most recent calendar quarter-end.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/04

Investor Class Shares
Inception (12/22/97)	4.16%
5 Years	-2.95
1 Year	18.30

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Investor Class shares do not have a front-end or a contingent deferred sales charge; therefore, performance is at net asset value.

A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the fund within 30 days of purchase. Exceptions to the redemption fee are listed in the fund’s prospectus.

Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

5

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/04

INVESCO S&P 500 Fund

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 7/31/04

Inception (12/22/97)	3.51%
5 Years	-2.92
1 Year	12.77

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 6/30/04, most recent calendar quarter-end

Inception (12/22/97)	4.10%
5 Years	-2.87
1 Year	18.76

Institutional Class shares have no sales charge; therefore, performance is at net asset value. Performance of Institutional Class shares will differ from performance of other share classes due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your fund prospectus for more information. For the most current month-end performance, please call 800-525-8085 or visit AIMinvestments.com.

Over for information on your fund’s expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

AIMinvestments.com I-SPI-INS-1 9/04	[Your goals. Our solutions.] – registered trademark –	[AIM Investments Logo] – registered trademark –

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2004 - July 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (2/1/04)	Ending Account Value (7/31/04)[1]	Expenses Paid During Period[2]	Ending Account Value (7/31/04)	Expenses Paid During Period[2]
Institutional	$1,000.00	$980.70	$1.72	$1,023.12	$1.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period February 1, 2004 to July 31, 2004 was -1.93% for Institutional Class shares.
[2]	Expenses are equal to the Fund’s annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FINANCIALS

Schedule of Investments

July 31, 2004

	Shares	Market Value

Common Stocks & Other Equity Interests–94.20%

Advertising–0.17%
Interpublic Group of Cos., Inc. (The)(a)	9,199	$117,655
Omnicom Group Inc.	4,142	298,307
		415,962

Aerospace & Defense–1.93%
Boeing Co. (The)	18,475	937,606
General Dynamics Corp.	4,363	431,152
Goodrich Corp.	2,578	83,347
Honeywell International Inc.	18,833	708,309
Lockheed Martin Corp.	9,837	521,263
Northrop Grumman Corp.	7,878	414,383
Raytheon Co.	9,821	329,495
Rockwell Collins, Inc.	3,914	133,937
United Technologies Corp.	11,265	1,053,277
		4,612,769

Agricultural Products–0.09%
Archer-Daniels-Midland Co.	14,211	219,276

Air Freight & Logistics–0.99%
FedEx Corp.	6,543	535,741
Ryder System, Inc.	1,422	61,004
United Parcel Service, Inc. — Class B	24,707	1,777,916
		2,374,661

Airlines–0.11%
Delta Air Lines, Inc.(a)	2,707	14,049
Southwest Airlines Co.	17,311	250,490
		264,539

Aluminum–0.26%
Alcoa Inc.	19,085	611,293

Apparel Retail–0.38%
Gap, Inc. (The)	19,750	448,325
Limited Brands	10,329	211,125
TJX Cos., Inc. (The)	10,848	254,603
		914,053

Apparel, Accessories & Luxury Goods–0.13%
Jones Apparel Group, Inc.	2,770	103,459
Liz Claiborne, Inc.	2,431	87,978
V. F. Corp.	2,407	120,374
		311,811

Application Software–0.29%
Autodesk, Inc.	2,473	99,415
Citrix Systems, Inc.(a)	3,730	65,723

	Shares	Market Value

Application Software–(Continued)
Compuware Corp.(a)	8,429	$41,639
Intuit Inc.(a)	4,197	157,136
Mercury Interactive Corp.(a)	2,020	73,851
Parametric Technology Corp.(a)	5,844	26,532
PeopleSoft, Inc.(a)	7,981	143,818
Siebel Systems, Inc.(a)	11,016	88,789
		696,903

Asset Management & Custody Banks–0.75%
Bank of New York Co., Inc. (The)	17,073	490,507
Federated Investors, Inc. — Class B	2,382	66,958
Franklin Resources, Inc.	5,469	263,879
Janus Capital Group Inc.	5,277	69,973
Mellon Financial Corp.	9,304	255,674
Northern Trust Corp.	4,832	193,908
State Street Corp.	7,354	314,825
T. Rowe Price Group Inc.	2,760	127,567
		1,783,291

Auto Parts & Equipment–0.19%
Dana Corp.	3,262	62,924
Delphi Corp.	12,286	116,840
Johnson Controls, Inc.	4,164	235,058
Visteon Corp.	2,866	29,462
		444,284

Automobile Manufacturers–0.47%
Ford Motor Co.	40,164	591,214
General Motors Corp.	12,375	533,857
		1,125,071

Biotechnology–1.25%
Amgen Inc.(a)	27,874	1,585,473
Applera Corp.-Applied Biosystems Group	4,424	91,533
Biogen Idec Inc.(a)	7,446	446,760
Chiron Corp.(a)	4,140	189,736
Genzyme Corp.(a)	4,965	254,605
Gilead Sciences, Inc.(a)	4,697	303,614
MedImmune, Inc.(a)	5,428	125,061
		2,996,782

Brewers–0.41%
Anheuser-Busch Cos., Inc.	17,628	914,893
Coors (Adolph) Co. — Class B	798	54,870
		969,763

	Shares	Market Value

Broadcasting & Cable TV–0.85%
Clear Channel Communications, Inc.	13,465	$480,700
Comcast Corp. — Class A(a)	49,154	1,346,820
Univision Communications Inc. — Class A(a)	7,072	204,876
		2,032,396

Building Products–0.20%
American Standard Cos. Inc.(a)	4,714	178,613
Masco Corp.	9,601	290,334
		468,947

Casinos & Gaming–0.15%
Harrah’s Entertainment, Inc.	2,472	114,923
International Game Technology	7,647	247,304
		362,227

Commercial Printing–0.06%
Donnelley (R.R.) & Sons Co.	4,799	152,320

Communications Equipment–2.70%
ADC Telecommunications, Inc.(a)	17,689	42,454
Andrew Corp.(a)	3,482	37,780
Avaya Inc.(a)	9,725	142,471
CIENA Corp.(a)	12,442	35,086
Cisco Systems, Inc.(a)	148,213	3,091,723
Comverse Technology, Inc.(a)	4,329	73,853
Corning Inc.(a)	30,079	371,776
JDS Uniphase Corp.(a)	31,599	109,017
Lucent Technologies Inc.(a)	93,941	286,520
Motorola, Inc.	51,332	817,719
QLogic Corp.(a)	2,078	50,807
QUALCOMM Inc.	17,760	1,226,861
Scientific-Atlanta, Inc.	3,344	102,828
Tellabs, Inc.(a)	9,108	81,152
		6,470,047

Computer & Electronics Retail–0.21%
Best Buy Co., Inc.	7,119	342,851
Circuit City Stores, Inc.	4,359	61,462
RadioShack Corp.	3,498	97,769
		502,082

Computer Hardware–3.01%
Apple Computer, Inc.(a)	8,329	269,360
Dell Inc.(a)	55,303	1,961,597
Gateway, Inc.(a)	8,211	36,950
Hewlett-Packard Co.	66,804	1,346,101
International Business Machines Corp.	36,943	3,216,627
NCR Corp.(a)	2,074	96,296
Sun Microsystems, Inc.(a)	72,908	287,987
		7,214,918

	Shares	Market Value

Computer Storage & Peripherals–0.41%
EMC Corp.(a)	53,570	$587,663
Lexmark International, Inc. — Class A(a)	2,847	251,960
Network Appliance, Inc.(a)	7,567	146,119
		985,742

Construction & Engineering–0.03%
Fluor Corp.	1,799	81,944

Construction & Farm Machinery & Heavy Trucks–0.52%
Caterpillar Inc.	7,493	550,661
Cummins Inc.	938	65,125
Deere & Co.	5,456	342,691
Navistar International Corp.(a)	1,510	54,285
PACCAR Inc.	3,838	230,126
		1,242,888

Construction Materials–0.04%
Vulcan Materials Co.	2,230	106,193

Consumer Finance–1.22%
American Express Co.	28,010	1,407,503
Capital One Financial Corp.	5,255	364,277
MBNA Corp.	28,020	691,814
Providian Financial Corp.(a)	6,364	88,078
SLM Corp.	9,621	364,828
		2,916,500

Data Processing & Outsourced Services–1.09%
Affiliated Computer Services, Inc. — Class A(a)	2,983	154,818
Automatic Data Processing, Inc.	12,937	543,095
Computer Sciences Corp.(a)	4,113	194,339
Convergys Corp.(a)	3,141	41,587
Electronic Data Systems Corp.	10,636	196,553
First Data Corp.	19,124	853,122
Fiserv, Inc.(a)	4,267	146,187
Paychex, Inc.	8,278	254,217
Sabre Holdings Corp. — Class A	3,072	78,428
SunGard Data Systems Inc.(a)	6,401	149,207
		2,611,553

Department Stores–0.54%
Dillards, Inc. — Class A	1,827	41,637
Federated Department Stores, Inc.	3,964	189,955
J.C. Penney Co., Inc.	6,183	247,320
Kohl’s Corp.(a)	7,456	341,187
May Department Stores Co. (The)	6,374	169,102
Nordstrom, Inc.	3,048	133,807
Sears, Roebuck & Co.	4,664	171,076
		1,294,084

	Shares	Market Value

Distillers & Vintners–0.05%
Brown-Forman Corp. — Class B	2,661	$123,763

Distributors–0.06%
Genuine Parts Co.	3,815	143,940

Diversified Banks–3.59%
Bank of America Corp.	44,690	3,799,097
Comerica Inc.	3,796	221,952
U.S. Bancorp	41,545	1,175,724
Wachovia Corp.	28,836	1,277,723
Wells Fargo & Co.	36,991	2,123,653
		8,598,149

Diversified Chemicals–0.91%
Dow Chemical Co. (The)	20,540	819,341
E. I. du Pont de Nemours & Co.	21,925	939,925
Eastman Chemical Co.	1,696	75,777
Engelhard Corp.	2,751	80,879
Hercules Inc.(a)	2,432	28,722
PPG Industries, Inc.	3,754	221,298
		2,165,942

Diversified Commercial Services–0.54%
Apollo Group, Inc. — Class A(a)	3,862	322,670
Cendant Corp.	22,357	511,528
Cintas Corp.	3,751	157,392
Deluxe Corp.	1,108	48,807
Equifax Inc.	3,049	73,542
H&R Block, Inc.	3,809	187,136
		1,301,075

Diversified Metals & Mining–0.12%
Freeport-McMoRan Copper & Gold, Inc. — Class B	3,880	135,218
Phelps Dodge Corp.	2,033	158,452
		293,670

Drug Retail–0.49%
CVS Corp.	8,692	363,934
Walgreen Co.	22,476	818,126
		1,182,060

Electric Utilities–1.82%
Allegheny Energy, Inc.(a)	2,784	41,315
Ameren Corp.	4,207	188,011
American Electric Power Co., Inc.	8,662	269,475
CenterPoint Energy, Inc.	6,712	77,926
Cinergy Corp.	3,942	150,782
CMS Energy Corp.(a)	3,633	32,806
Consolidated Edison, Inc.	5,263	215,625
DTE Energy Co.	3,802	152,726
Edison International	7,144	191,459

	Shares	Market Value

Electric Utilities–(Continued)
Entergy Corp.	5,047	$290,203
Exelon Corp.	14,488	505,631
FirstEnergy Corp.	7,233	282,810
FPL Group, Inc.	4,042	272,148
PG&E Corp.(a)	9,187	262,197
Pinnacle West Capital Corp.	2,001	81,041
PPL Corp.	3,888	180,209
Progress Energy, Inc.	5,404	227,725
Southern Co. (The)	16,164	473,282
TECO Energy, Inc.	4,118	53,122
TXU Corp.	6,663	264,255
Xcel Energy, Inc.	8,745	149,540
		4,362,288

Electrical Components & Equipment–0.40%
American Power Conversion Corp.	4,354	65,745
Cooper Industries, Ltd. — Class A (Bermuda)	2,018	114,764
Emerson Electric Co.	9,248	561,354
Power-One, Inc.(a)	1,826	16,014
Rockwell Automation, Inc.	4,101	153,418
Thomas & Betts Corp.(a)	1,282	33,717
		945,012

Electronic Equipment Manufacturers–0.18%
Agilent Technologies, Inc.(a)	10,553	251,267
PerkinElmer, Inc.	2,781	48,890
Symbol Technologies, Inc.	5,171	67,688
Tektronix, Inc.	1,858	56,483
		424,328

Electronic Manufacturing Services–0.17%
Jabil Circuit, Inc.(a)	4,385	95,374
Molex Inc.	4,175	120,908
Sanmina-SCI Corp.(a)	11,377	83,507
Solectron Corp.(a)	21,032	115,676
		415,465

Employment Services–0.07%
Monster Worldwide Inc.(a)	2,578	56,948
Robert Half International Inc.	3,754	104,436
		161,384

Environmental Services–0.18%
Allied Waste Industries, Inc.(a)	6,922	63,959
Waste Management, Inc.	12,753	358,869
		422,828

Fertilizers & Agricultural Chemicals–0.09%
Monsanto Co.	5,822	211,106

	Shares	Market Value

Food Distributors–0.20%
Sysco Corp.	14,016	$482,851

Food Retail–0.32%
Albertson’s, Inc.	8,046	196,242
Kroger Co. (The)(a)	16,238	256,560
Safeway Inc.(a)	9,801	207,095
SUPERVALU INC.	2,947	84,166
Winn-Dixie Stores, Inc.(a)	3,108	19,643
		763,706

Footwear–0.19%
NIKE, Inc. — Class B	5,770	419,537
Reebok International Ltd.	1,291	43,971
		463,508

Forest Products–0.16%
Louisiana-Pacific Corp.	2,422	57,353
Weyerhaeuser Co.	5,285	327,670
		385,023

Gas Utilities–0.13%
KeySpan Corp.	3,488	125,533
Nicor Inc.	965	31,951
NiSource Inc.	5,755	119,129
Peoples Energy Corp.	816	31,824
		308,437

General Merchandise Stores–0.48%
Big Lots, Inc.(a)	2,563	31,371
Dollar General Corp.	7,226	139,462
Family Dollar Stores, Inc.	3,774	105,144
Target Corp.	20,022	872,959
		1,148,936

Gold–0.16%
Newmont Mining Corp.	9,711	393,004

Health Care Distributors–0.32%
AmerisourceBergen Corp.	2,461	133,042
Cardinal Health, Inc.	9,434	419,813
McKesson Corp.	6,417	206,435
		759,290

Health Care Equipment–2.01%
Bard (C.R.), Inc.	2,274	125,525
Baxter International Inc.	13,435	403,990
Becton, Dickinson & Co.	5,541	261,701
Biomet, Inc.	5,576	245,288
Boston Scientific Corp.(a)	18,305	700,349
Guidant Corp.	6,874	380,270
Hospira, Inc.(a)	3,428	88,819
Medtronic, Inc.	26,584	1,320,427

	Shares	Market Value

Health Care Equipment–(Continued)
St. Jude Medical, Inc.(a)	3,860	$262,982
Stryker Corp.	8,749	417,152
Thermo Electron Corp.(a)	3,632	93,415
Waters Corp.(a)	2,619	114,922
Zimmer Holdings, Inc.(a)	5,348	408,106
		4,822,946

Health Care Facilities–0.29%
HCA Inc.	10,644	411,391
Health Management Associates, Inc. — Class A	5,327	106,860
Manor Care, Inc.	1,959	61,219
Tenet Healthcare Corp.(a)	10,192	113,947
		693,417

Health Care Services–0.38%
Caremark Rx, Inc.(a)	10,025	305,763
Express Scripts, Inc.(a)	1,700	111,520
IMS Health Inc.	5,150	124,836
Medco Health Solutions, Inc.(a)	5,927	179,588
Quest Diagnostics Inc.	2,271	186,404
		908,111

Health Care Supplies–0.05%
Bausch & Lomb Inc.	1,149	70,767
Millipore Corp.(a)	1,070	56,378
		127,145

Home Entertainment Software–0.14%
Electronic Arts Inc.(a)	6,655	333,615

Home Furnishings–0.05%
Leggett & Platt, Inc.	4,209	113,853

Home Improvement Retail–1.09%
Home Depot, Inc. (The)	48,723	1,642,940
Lowe’s Cos., Inc.	17,245	840,176
Sherwin-Williams Co. (The)	3,138	126,712
		2,609,828

Homebuilding–0.14%
Centex Corp.	2,713	115,085
KB HOME	1,023	65,523
Pulte Homes, Inc.	2,778	151,762
		332,370

Hotels, Resorts & Cruise Lines–0.52%
Carnival Corp. (Panama)	13,868	646,387
Hilton Hotels Corp.	8,420	150,129
Marriott International, Inc. — Class A	4,944	241,267
Starwood Hotels & Resorts Worldwide, Inc.	4,537	204,165
		1,241,948

	Shares	Market Value

Household Appliances–0.15%
Black & Decker Corp. (The)	1,720	$120,245
Maytag Corp.	1,722	35,301
Snap-on Inc.	1,277	41,004
Stanley Works (The)	1,777	75,345
Whirlpool Corp.	1,527	95,346
		367,241

Household Products–1.88%
Clorox Co. (The)	4,650	231,431
Colgate-Palmolive Co.	11,679	621,323
Kimberly-Clark Corp.	10,998	704,642
Procter & Gamble Co. (The)	56,346	2,938,444
		4,495,840

Housewares & Specialties–0.15%
Fortune Brands, Inc.	3,198	230,832
Newell Rubbermaid Inc.	6,017	129,967
		360,799

Hypermarkets & Super Centers–2.25%
Costco Wholesale Corp.	10,045	408,430
Wal-Mart Stores, Inc.	94,010	4,983,470
		5,391,900

Industrial Conglomerates–4.45%
3M Co.	17,144	1,411,980
General Electric Co.	231,354	7,692,521
Textron Inc.	3,020	185,126
Tyco International Ltd. (Bermuda)	43,969	1,363,039
		10,652,666

Industrial Gases–0.23%
Air Products & Chemicals, Inc.	4,983	257,870
Praxair, Inc.	7,130	281,279
		539,149

Industrial Machinery–0.84%
Crane Co.	1,303	36,249
Danaher Corp.	6,749	341,837
Dover Corp.	4,455	176,774
Eaton Corp.	3,300	213,312
Illinois Tool Works Inc.	6,789	614,540
Ingersoll-Rand Co. — Class A (Bermuda)	3,797	260,816
ITT Industries, Inc.	2,023	161,739
Pall Corp.	2,757	63,880
Parker Hannifin Corp.	2,600	149,188
		2,018,335

Insurance Brokers–0.29%
Aon Corp.	6,877	181,828
Marsh & McLennan Cos., Inc.	11,470	509,039
		690,867

	Shares	Market Value

Integrated Oil & Gas–4.57%
Amerada Hess Corp.	1,970	$164,200
ChevronTexaco Corp.	23,459	2,243,853
ConocoPhillips	15,033	1,184,149
Exxon Mobil Corp.	143,359	6,637,522
Marathon Oil Corp.	7,570	285,162
Occidental Petroleum Corp.	8,574	422,441
		10,937,327

Integrated Telecommunication Services–2.84%
ALLTEL Corp.	6,743	350,636
AT&T Corp.	17,402	262,770
BellSouth Corp.	40,167	1,088,124
CenturyTel, Inc.	3,043	94,303
Citizens Communications Co.(a)	6,338	91,267
Qwest Communications International Inc.(a)	39,113	152,150
SBC Communications Inc.	72,539	1,838,138
Sprint Corp.	31,281	584,329
Verizon Communications Inc.	60,725	2,340,342
		6,802,059

Internet Retail–0.47%
eBay Inc.(a)	14,409	1,128,657

Internet Software & Services–0.38%
Yahoo! Inc.(a)	29,519	909,185

Investment Banking & Brokerage–1.73%
Bear Stearns Cos. Inc. (The)	2,299	191,783
Charles Schwab Corp. (The)	29,916	262,662
E*TRADE Financial Corp.(a)	8,027	88,859
Goldman Sachs Group, Inc. (The)	10,577	932,786
Lehman Brothers Holdings Inc.	6,080	426,208
Merrill Lynch & Co., Inc.	21,064	1,047,302
Morgan Stanley	24,094	1,188,557
		4,138,157

IT Consulting & Other Services–0.03%
Unisys Corp.(a)	7,275	74,496

Leisure Products–0.13%
Brunswick Corp.	2,053	80,129
Hasbro, Inc.	3,826	69,518
Mattel, Inc.	9,258	162,200
		311,847

Life & Health Insurance–0.89%
AFLAC Inc.	11,146	441,827
Jefferson-Pilot Corp.	3,064	147,624
Lincoln National Corp.	3,903	170,561
MetLife, Inc.	16,567	590,945

	Shares	Market Value

Life & Health Insurance–(Continued)
Prudential Financial, Inc.	11,529	$536,790
Torchmark Corp.	2,439	127,511
UnumProvident Corp.	6,492	103,547
		2,118,805

Managed Health Care–0.86%
Aetna Inc.	3,339	286,486
Anthem, Inc.(a)	3,032	250,049
CIGNA Corp.	3,091	191,673
Humana Inc.(a)	3,554	64,363
UnitedHealth Group Inc.	14,634	920,479
WellPoint Health Networks Inc.(a)	3,401	343,841
		2,056,891

Metal & Glass Containers–0.07%
Ball Corp.	1,235	89,142
Pactiv Corp.(a)	3,348	78,946
		168,088

Motorcycle Manufacturers–0.16%
Harley-Davidson, Inc.	6,469	387,299

Movies & Entertainment–1.66%
Time Warner Inc.(a)	99,971	1,664,517
Viacom Inc. — Class B	37,978	1,275,681
Walt Disney Co. (The)	45,015	1,039,396
		3,979,594

Multi-Line Insurance–1.96%
American International Group, Inc.	57,172	4,039,202
Hartford Financial Services Group, Inc. (The)	6,388	415,859
Loews Corp.	4,066	230,258
		4,685,319

Multi-Utilities & Unregulated Power–0.67%
AES Corp. (The)(a)	13,966	134,772
Calpine Corp.(a)	9,161	35,361
Constellation Energy Group	3,668	141,401
Dominion Resources, Inc.	7,156	454,120
Duke Energy Corp.	20,053	431,140
Dynegy Inc. — Class A(a)	8,262	34,700
Public Service Enterprise Group Inc.	5,179	201,981
Sempra Energy	5,036	180,037
		1,613,512

Office Electronics–0.10%
Xerox Corp.(a)	17,494	242,467

Office Services & Supplies–0.15%
Avery Dennison Corp.	2,422	146,701
Pitney Bowes Inc.	5,066	213,785
		360,486

	Shares	Market Value

Oil & Gas Drilling–0.22%
Nabors Industries, Ltd. (Bermuda)(a)	3,255	$151,358
Noble Corp. (Cayman Islands)(a)	2,944	113,992
Rowan Cos., Inc.(a)	2,283	55,751
Transocean Inc. (Cayman Islands)(a)	7,014	199,198
		520,299

Oil & Gas Equipment & Services–0.67%
Baker Hughes Inc.	7,300	294,190
BJ Services Co.(a)	3,526	175,101
Halliburton Co.	9,606	304,991
Schlumberger Ltd. (Netherlands)	12,910	830,371
		1,604,653

Oil & Gas Exploration & Production–0.80%
Anadarko Petroleum Corp.	5,518	329,921
Apache Corp.	7,106	330,642
Burlington Resources Inc.	8,676	331,163
Devon Energy Corp.	5,256	365,239
EOG Resources, Inc.	2,554	162,307
Kerr-McGee Corp.	3,262	171,255
Unocal Corp.	5,779	223,994
		1,914,521

Oil & Gas Refining, Marketing & Transportation–0.34%
Ashland Inc.	1,524	79,659
El Paso Corp.	14,057	110,910
Kinder Morgan, Inc.	2,702	162,147
Sunoco, Inc.	1,656	112,890
Valero Energy Corp.	2,821	211,349
Williams Cos., Inc. (The)	11,363	138,060
		815,015

Other Diversified Financial Services–3.41%
Citigroup Inc.	113,360	4,998,042
JPMorgan Chase & Co.	78,106	2,915,697
Principal Financial Group, Inc.	6,996	237,794
		8,151,533

Packaged Foods & Meats–1.10%
Campbell Soup Co.	9,014	230,668
ConAgra Foods, Inc.	11,582	301,132
General Mills, Inc.	8,283	371,907
Heinz (H.J.) Co.	7,721	284,828
Hershey Foods Corp.	5,706	276,399
Kellogg Co.	9,001	374,982
McCormick & Co., Inc.	3,011	107,703
Sara Lee Corp.	17,351	381,028
Wrigley Jr. (Wm.) Co.	4,931	297,832
		2,626,479

	Shares	Market Value

Paper Packaging–0.10%
Bemis Co., Inc.	2,329	$61,672
Sealed Air Corp.(a)	1,863	88,381
Temple-Inland Inc.	1,199	81,832
		231,885

Paper Products–0.33%
Georgia-Pacific Corp.	5,563	186,917
International Paper Co.	10,641	460,010
MeadWestvaco Corp.	4,410	131,683
		778,610

Personal Products–0.58%
Alberto-Culver Co.	1,974	92,028
Avon Products, Inc.	10,324	444,035
Gillette Co. (The)	21,983	856,897
		1,392,960

Pharmaceuticals–7.33%
Abbott Laboratories	34,187	1,345,258
Allergan, Inc.	2,877	217,616
Bristol-Myers Squibb Co.	42,569	974,830
Forest Laboratories, Inc.(a)	8,106	407,651
Johnson & Johnson	65,087	3,597,358
King Pharmaceuticals, Inc.(a)	5,288	59,702
Lilly (Eli) & Co.	24,757	1,577,516
Merck & Co. Inc.	48,680	2,207,638
Mylan Laboratories Inc.	5,880	87,142
Pfizer Inc.	167,264	5,345,757
Schering-Plough Corp.	32,264	627,857
Watson Pharmaceuticals, Inc.(a)	2,367	59,672
Wyeth	29,207	1,033,928
		17,541,925

Photographic Products–0.07%
Eastman Kodak Co.	6,284	166,463

Property & Casualty Insurance–1.26%
ACE Ltd. (Cayman Islands)	6,220	252,470
Allstate Corp. (The)	15,401	725,079
Ambac Financial Group, Inc.	2,375	168,886
Chubb Corp. (The)	4,157	285,918
Cincinnati Financial Corp.	3,693	147,277
MBIA Inc.	3,160	170,577
Progressive Corp. (The)	4,757	364,481
SAFECO Corp.	3,038	142,968
St. Paul Travelers Cos., Inc. (The)	14,650	543,076
XL Capital Ltd. — Class A (Cayman Islands)	3,027	213,948
		3,014,680

	Shares	Market Value

Publishing–0.63%
Dow Jones & Co., Inc.	1,788	$75,775
Gannett Co., Inc.	5,972	496,512
Knight-Ridder, Inc.	1,724	113,422
McGraw-Hill Cos., Inc. (The)	4,174	313,300
Meredith Corp.	1,100	58,168
New York Times Co. (The) — Class A	3,258	135,533
Tribune Co.	7,181	304,833
		1,497,543

Railroads–0.41%
Burlington Northern Santa Fe Corp.	8,157	289,410
CSX Corp.	4,693	146,891
Norfolk Southern Corp.	8,574	228,840
Union Pacific Corp.	5,676	319,786
		984,927

Real Estate–0.41%
Apartment Investment & Management Co. — Class A	2,051	65,570
Equity Office Properties Trust	8,868	230,125
Equity Residential	6,108	180,491
Plum Creek Timber Co., Inc.	4,016	126,022
ProLogis	3,970	135,139
Simon Property Group, Inc.	4,578	236,271
		973,618

Regional Banks–1.97%
AmSouth Bancorp.	7,698	188,832
BB&T Corp.	12,298	476,302
Charter One Financial, Inc.	4,882	216,810
Fifth Third Bancorp	12,337	608,954
First Horizon National Corp.	2,717	117,782
Huntington Bancshares Inc.	5,030	123,034
KeyCorp	8,994	271,439
M&T Bank Corp.	2,597	242,118
Marshall & Ilsley Corp.	4,865	186,865
National City Corp.	14,851	542,062
North Fork Bancorp., Inc.	3,790	148,000
PNC Financial Services Group	6,181	312,759
Regions Financial Corp.	10,073	299,067
SouthTrust Corp.	7,243	280,956
SunTrust Banks, Inc.	6,187	408,033
Synovus Financial Corp.	6,718	171,107
Zions Bancorp.	1,970	119,185
		4,713,305

Restaurants–0.66%
Darden Restaurants, Inc.	3,514	74,954
McDonald’s Corp.	27,571	758,203
Starbucks Corp.(a)	8,687	407,942

	Shares	Market Value

Restaurants–(Continued)
Wendy’s International, Inc.	2,498	$89,353
Yum! Brands, Inc.	6,343	243,508
		1,573,960

Semiconductor Equipment–0.40%
Applied Materials, Inc.(a)	36,983	627,602
KLA-Tencor Corp.(a)	4,304	177,368
Novellus Systems, Inc.(a)	3,240	87,480
Teradyne, Inc.(a)	4,296	73,462
		965,912

Semiconductors–2.68%
Advanced Micro Devices, Inc.(a)	7,749	96,785
Altera Corp.(a)	8,204	170,807
Analog Devices, Inc.	8,238	327,049
Applied Micro Circuits Corp.(a)	6,814	24,530
Broadcom Corp. — Class A(a)	6,884	243,418
Intel Corp.	141,780	3,456,596
Linear Technology Corp.	6,781	265,137
LSI Logic Corp.(a)	8,413	42,822
Maxim Integrated Products, Inc.	7,062	339,682
Micron Technology, Inc.(a)	13,363	180,801
National Semiconductor Corp.(a)	7,909	135,639
NVIDIA Corp.(a)	3,656	56,302
PMC-Sierra, Inc.(a)	3,888	46,189
Texas Instruments Inc.	37,892	808,236
Xilinx, Inc.	7,607	223,874
		6,417,867

Soft Drinks–1.91%
Coca-Cola Co. (The)	53,390	2,341,685
Coca-Cola Enterprises Inc.	10,303	210,181
Pepsi Bottling Group, Inc. (The)	5,644	157,185
PepsiCo, Inc.	37,406	1,870,300
		4,579,351

Specialized Finance–0.09%
Moody’s Corp.	3,263	222,210

Specialty Chemicals–0.23%
Ecolab Inc.	5,640	172,020
Great Lakes Chemical Corp.	1,109	26,594
International Flavors & Fragrances Inc.	2,053	75,017
Rohm & Haas Co.	4,882	191,374
Sigma-Aldrich Corp.	1,520	87,309
		552,314

Specialty Stores–0.48%
AutoNation, Inc.(a)	5,860	94,463
AutoZone, Inc.(a)	1,813	139,964

	Shares	Market Value

Specialty Stores–(Continued)
Bed Bath & Beyond Inc.(a)	6,586	$233,079
Boise Cascade Corp.	1,912	61,662
Office Depot, Inc.(a)	6,810	111,684
Staples, Inc.	10,902	314,850
Tiffany & Co.	3,215	114,936
Toys “R” Us, Inc.(a)	4,681	77,049
		1,147,687

Steel–0.13%
Allegheny Technologies, Inc.	2,029	40,681
Nucor Corp.	1,716	143,543
United States Steel Corp.	2,482	94,663
Worthington Industries, Inc.	1,895	38,810
		317,697

Systems Software–3.81%
Adobe Systems Inc.	5,225	220,391
BMC Software, Inc.(a)	4,837	75,844
Computer Associates International, Inc.	12,863	324,662
Microsoft Corp.	236,623	6,734,291
Novell, Inc.(a)	8,475	57,969
Oracle Corp.(a)	113,875	1,196,826
Symantec Corp.(a)	6,825	319,137
VERITAS Software Corp.(a)	9,478	180,651
		9,109,771

Thrifts & Mortgage Finance–1.81%
Countrywide Financial Corp.	6,123	441,468
Fannie Mae	21,242	1,507,332
Freddie Mac	15,098	970,952
Golden West Financial Corp.	3,345	357,614
MGIC Investment Corp.	2,158	153,218
Sovereign Bancorp, Inc.	7,509	163,471
Washington Mutual, Inc.	18,958	735,570
		4,329,625

Tires & Rubber–0.03%
Cooper Tire & Rubber Co.	1,619	37,966
Goodyear Tire & Rubber Co. (The)(a)	3,844	42,092
		80,058

Tobacco–1.05%
Altria Group, Inc.	44,953	2,139,763
R.J. Reynolds Tobacco Holdings, Inc.	3,264	234,845
UST Inc.	3,636	137,986
		2,512,594

Trading Companies & Distributors–0.04%
W.W. Grainger, Inc.	2,001	105,953

	Shares		Market Value

Wireless Telecommunication Services–0.59%
AT&T Wireless Services Inc.(a)	59,747		$862,747
Nextel Communications, Inc. — Class A(a)	24,326		553,660
			1,416,407
Total Common Stocks & Other Equity Interests (Cost $216,843,046)			225,512,105

	Principal Amount

U.S. Treasury Bills–0.54%(b)
1.16%, 09/16/04	$100,000	(c)	99,835
1.30%, 09/16/04	1,200,000	(c)	1,198,023
Total U.S. Treasury Bills (Cost $1,297,858)			1,297,858

	Principal Amount	Market Value

Repurchase Agreements–5.61%
State Street Bank & Trust Co., 1.20%, 08/02/04 (Cost $13,434,087)(d)	$13,434,087	$13,434,087
TOTAL INVESTMENTS–100.35% (Cost $231,574,991)		240,244,050
OTHER ASSETS LESS LIABILITIES–(0.35%)		(828,603)
NET ASSETS–100.00%		$239,415,447

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section H and Note 6.
(d)	Repurchase agreement entered into July 30, 2004 with a maturing value of $13,435,430. Collateralized by $13,675,000 U.S. Government obligations, 1.95% due 12/30/04 with a market value at July 31, 2004 of $13,707,232.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

July 31, 2004

Assets:
Investments, at market value (cost $231,574,991)	$240,244,050
Receivables for:
Variation margin	12,431
Fund shares sold	225,045
Dividends and interest	291,631
Amount due from advisor	17,313
Investment for deferred compensation and retirement plans	13,678
Other assets	21,218
Total assets	240,825,366

Liabilities:
Payables for:
Investments purchased	174,104
Fund shares reacquired	973,429
Dividends	174
Deferred compensation and retirement plans	15,727
Accrued distribution fees	48,723
Accrued transfer agent fees	154,952
Accrued operating expenses	42,810
Total liabilities	1,409,919
Net assets applicable to shares outstanding	$239,415,447

Net assets consist of:
Shares of beneficial interest	$245,353,427
Undistributed net investment income	186,296
Undistributed net realized gain (loss) from investment securities and futures contracts	(14,539,196)
Unrealized appreciation of investment securities and futures contracts	8,414,920
$239,415,447

Net Assets:
Investor Class	$234,090,310
Institutional Class	$5,325,137

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Investor Class	20,176,641
Institutional Class	479,342
Investor Class:
Net asset value and offering price per share	$11.60
Institutional Class:
Net asset value and offering price per share	$11.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the year ended July 31, 2004

Investment income:
Dividends	$3,603,864
Interest	191,134
Total investment income	3,794,998

Expenses:
Advisory fees	579,943
Administrative services fees	109,879
Custodian fees	27,594
Distribution fees — Investor Class	568,143
Transfer agent fees — Investor Class	769,497
Transfer agent fees — Institutional Class	3,809
Trustees’ and retirement fees	13,586
Other	230,323
Total expenses	2,302,774
Less: Fees waived, expense reimbursed and expense offset arrangements	(809,986)
Net expenses	1,492,788
Net investment income	2,302,210

Realized and unrealized gain (loss) from investment securities and futures contracts:
Net realized gain from:
Investment securities	663,578
Futures contracts	2,046,205
2,709,783
Change in net unrealized appreciation (depreciation) of:
Investment securities	20,525,237
Futures contracts	(222,136)
20,303,101
Net gain from investment securities and futures contracts	23,012,884
Net increase in net assets resulting from operations	$25,315,094

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the years ended July 31, 2004 and 2003

	2004	2003

Operations:
Net investment income	$2,302,210	$1,783,653
Net realized gain (loss) from investment securities and futures contracts	2,709,783	(1,041,880)
Change in net unrealized appreciation (depreciation) of investment securities and futures contracts	20,303,101	16,960,878
Net increase in net assets resulting from operations	25,315,094	17,702,651
Distributions to shareholders from net investment income:
Investor Class	(2,074,514)	(1,732,526)
Institutional Class	(58,208)	(36,320)
Decrease in net assets resulting from distributions	(2,132,722)	(1,768,846)
Share transactions–net:
Investor Class	15,729,074	44,485,304
Institutional Class	596,232	3,572,826
Net increase in net assets resulting from share transactions	16,325,306	48,058,130
Net increase in net assets	39,507,678	63,991,935

Net assets:
Beginning of year	199,907,769	135,915,834
End of year (including undistributed net investment income of $186,296 and $16,808 for 2004 and 2003, respectively)	$239,415,447	$199,907,769

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

July 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Stock Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.

The Fund’s investment objective is to seek price performance and income comparable to the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan and transfer agency fees and expenses and other shareholder recordkeeping fees of a particular class of the Fund are charged to the operations of such class. All other expenses are allocated between the classes based on relative net assets.
F.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G.	Redemption Fees — The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.
H.	Futures Contracts — The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the Fund’s average daily net assets.

For the period November 25, 2003 through July 31, 2004, the Fund paid advisory fees to AIM of $412,971. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $166,972. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Investor Class and Institutional Class shares to 0.65% and 0.35%, respectively. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period November 25, 2003 through July 31, 2004, AIM waived fees of $56,448.

For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $405,655 and $9,064 for Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $302,704 and $4,186 for Investor Class and Institutional Class, respectively. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $1,070.

For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $30,714 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through July 31, 2004, the Fund paid AIM $76,655 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $33,224 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG advised the Fund that it retained $58,443 for such services. For the period October 1, 2003 through July 31, 2004, AISI advised the Fund that it retained $714,863 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Investor Class shares (the “Plan”). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Investor Class shares. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the year ended July 31, 2004, the Investor Class shares paid $568,143.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in custodian fees of $145 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $145.

NOTE 4—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2004, the Fund paid legal fees of $1,991 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings from all sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6—Futures Contracts

On July 31, 2004, $1,300,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

Open Futures Contracts at Period End
Contract	No. of Contracts	Month/ Commitment	Market Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	54	Sep.-04/Long	$14,864,850	$(254,139)

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

	2004	2003
Distributions paid from ordinary income	$2,132,722	$1,768,846

Tax Components of Net Assets:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

2004
Undistributed ordinary income	$194,675
Unrealized appreciation — investments	2,031,547
Temporary book/tax differences	(8,378)
Capital loss carryforward	(8,155,824)
Shares of beneficial interest	245,353,427
Total net assets	$239,415,447

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $2,422,362 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes as of July 31, 2004 which expires as follows:

Expiration	Capital Loss Carryforward*
July 31, 2010	$3,073,399
July 31, 2011	5,082,425
Total capital loss carryforward	$8,155,824
*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $17,417,004 and $3,335,469, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$26,282,492
Aggregate unrealized (depreciation) of investment securities	(24,250,945)
Net unrealized appreciation of investment securities	$2,031,547

Cost of investments for tax purposes is $238,212,503.

NOTE 9—Share Information

The Fund currently offers two different classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares and Institutional Class shares are each sold at net asset value.

Changes in Shares Outstanding
	Year ended July 31,
	2004		2003
	Shares	Amount	Shares	Amount
Sold:
Investor Class	8,158,662	$93,393,414	10,379,029	$98,378,776
Institutional Class	134,129	1,499,236	422,994	3,905,983
Issued as reinvestment of dividends:
Investor Class	175,553	2,043,181	176,457	1,697,518
Institutional Class	5,219	58,200	3,773	36,320
Reacquired:(a)
Investor Class	(6,947,424)	(79,707,521)	(5,907,559)	(55,657,798)
Institutional Class	(85,170)	(961,204)	(38,165)	(369,482)
	1,440,969	$16,325,306	5,036,529	$47,991,317
(a)	Amount is net of redemption fees of $16,385 and $373 for Investor Class and Institutional Class for 2004, and $66,808 and $5 for Investor Class and Institutional Class for 2003, respectively.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Investor Class
	Year ended July 31,
	2004		2003	2002	2001	2000
Net asset value, beginning of period	$10.41		$9.59	$12.78	$15.36	$14.39
Income from investment operations:
Net investment income	0.11		0.10	0.09	0.10	0.11
Net gains (losses) on securities (both realized and unrealized)	1.18		0.82	(3.19)	(2.39)	1.09
Total from investment operations	1.29		0.92	(3.10)	(2.29)	1.20
Less distributions:
Dividends from net investment income	(0.10)		(0.10)	(0.09)	(0.10)	—
Distributions from net realized gains	—		—	—	(0.19)	(0.23)
Total distributions	(0.10)		(0.10)	(0.09)	(0.29)	(0.23)
Redemption fees added to shares of beneficial interest	0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$11.60		$10.41	$9.59	$12.78	$15.36
Total return(a)	12.43%		9.73%	(24.33)%	(15.07)%	8.34%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$234,090		$195,668	$135,578	$116,309	$92,784
Ratio of expenses to average net assets:
With fee waivers and expenses reimbursements	0.65	%(b)	0.65%	0.65%	0.63%	0.63%
Without fee waivers and expense reimbursements	1.00	%(b)	1.05%	1.01%	0.99%	0.95%
Ratio of net investment income to average net assets	0.99	%(b)	1.15%	0.84%	0.75%	0.74%
Portfolio turnover rate	2%		1%	3%	43%	13%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Ratios are based on average daily net assets of $227,257,169.

NOTE 10—Financial Highlights (continued)

	Institutional Class
	Year ended July 31,
	2004		2003	2002	2001	2000
Net asset value, beginning of period	$9.97		$9.23	$12.45	$15.07	$14.21
Income from investment operations:
Net investment income	0.13		0.13 (a)	0.08	0.19 (a)	0.15
Net gains (losses) on securities (both realized and unrealized)	1.14		0.78	(3.11)	(2.44)	1.05
Total from investment operations	1.27		0.91	(3.03)	(2.25)	1.20
Less distributions:
Dividends from net investment income	(0.13)		(0.17)	(0.19)	(0.18)	—
Distributions from net realized gains	—		—	—	(0.19)	(0.34)
Total distributions	(0.13)		(0.17)	(0.19)	(0.37)	(0.34)
Redemption fees added to shares of beneficial interest	0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$11.11		$9.97	$9.23	$12.45	$15.07
Total return(b)	12.77%		9.98%	(24.50)%	(15.09)%	8.47%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$5,325		$4,239	$338	$544	$2,627
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	0.35	%(c)	0.35%	0.35%	0.35%	0.36%
Without fee waivers and expense reimbursements	0.67	%(c)	2.18%	7.36%	1.84%	1.00%
Ratio of net investment income to average net assets	1.29	%(c)	1.35%	1.15%	1.03%	1.00%
Portfolio turnover rate	2%		1%	3%	43%	13%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Ratios are based on average daily net assets of $4,719,970.

NOTE 11—Legal Proceedings

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. (“ADI”), the distributor of the Fund’s shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

On December 2, 2003, each of the Securities and Exchange Commission (“SEC”) and the State of New York, acting through the office of the state Attorney General (“NYAG”), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General (“COAG”), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

NOTE 11—Legal Proceedings (continued)

On September 7, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC’s investigation.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. (“IINA”), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

On September 8, 2004, Mr. Cunningham’s law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds’ public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission (“SEC”), the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

NOTE 11—Legal Proceedings (continued)

Ongoing Regulatory Inquiries Concerning AIM

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel’s directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

NOTE 11—Legal Proceedings (continued)

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of INVESCO S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO S&P 500 Index Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the “Fund”) at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 17, 2004

Houston, Texas

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO S&P 500 Index Fund, (“Fund”), a portfolio of AIM Stock Funds (formerly INVESCO Stock Funds, Inc. and AIM Stock Funds Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003 and reconvened on November 11, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Trustees/Matter	Votes For	Withholding Authority
(1)*	Bob R. Baker	362,405,144	19,855,030
	Frank S. Bayley	362,437,628	19,822,546
	James T. Bunch	362,488,718	19,771,456
	Bruce L. Crockett	362,515,953	19,744,221
	Albert R. Dowden	362,455,376	19,804,798
	Edward K. Dunn, Jr.	362,445,962	19,814,212
	Jack M. Fields	362,484,095	19,776,079
	Carl Frischling	362,371,394	19,888,780
	Robert H. Graham	362,402,926	19,857,248
	Gerald J. Lewis	362,263,534	19,996,640
	Prema Mathai-Davis	362,317,138	19,943,036
	Lewis F. Pennock	362,372,299	19,887,875
	Ruth H. Quigley	362,270,092	19,990,082
	Louis S. Sklar	362,404,051	19,856,123
	Larry Soll, Ph.D.	362,452,103	19,808,071
	Mark H. Williamson	362,227,445	20,032,729

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	9,501,270	266,325	222,051
(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	9,495,919	256,592	237,135
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	302,828,268	16,875,556	62,556,350	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	326,477,030	18,532,333	62,801,232	**

Proxy Results (Unaudited) (continued)

A Special Meeting of Shareholders of the Company noted above was reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	345,396,965	18,782,801	62,618,399	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	354,789,002	19,165,807	57,283,120	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Stock Funds.
**	Includes Broker Non-Votes

OTHER INFORMATION

Trustees and Officers

As of May 31, 2004

The address of each trustee and officer of AIM Stock Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Interested Persons
Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			None
Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), Fund Management Company (registered broker dealer) and INVESCO Distributors Inc. (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc.; President and Chief Executive Officer, INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Trustees
Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)
James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)
Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Trustees and Officers (continued)

As of May 31, 2004

The address of each trustee and officer of AIM Stock Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)
Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None
Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None
Ruth H. Quigley — 1935 Trustee	2003	Retired	None
Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None
Larry Soll — 1942 Trustee	1997	Retired	None
Other Officers
Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox[3] — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

[3]	Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110-2801

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended July 31, 2004, 100.00% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2004, the Fund designated 99.92%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund’s year-end tax statement.

If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

AIMinvestments.com	I-SPI-AR-1	AIM Distributors, Inc.

[Your goals. Our solutions.]

– registered trademark –

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

– registered trademark –

INVESCO Small Company

Growth Fund

Annual Report to Shareholders • July 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

– registered trademark –

[AIM Investments Logo]
– registered trademark –

INVESCO SMALL COMPANY GROWTH FUND seeks long-term capital growth

■	Unless otherwise stated, information in this report is as of 7/31/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

■	Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the fund

■	Investing in micro and small companies involves risks not associated with investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

■	At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

■	Portfolio turnover is greater than that of most funds, which may affect performance.

■	The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund’s small asset base, any investment the fund may make in IPOs may significantly affect the fund’s total return. As the fund’s assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund’s total return.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500—registered trademark—Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The unmanaged Russell 2000® Growth Index is a subset of the unmanaged Russell 2000 Index, which represents the performance of the stocks of small-capitalization companies; the Growth subset measures the performance of Russell 2000 companies with higher price/book ratios and higher forecasted growth values.

■	The unmanaged Lipper Small-Cap Growth Fund Index represents an average of the performance of the 30 largest small-capitalization growth equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

■	The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment- grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

Other information

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

■	The returns shown in the Management’s Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Bloomberg, Inc. is an independent financial research and reporting firm.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, click on About Us, then on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246, or on the AIM Web site, AIMinvestments.com. The information is also available at the Securities and Exchange Commission’s Web Site, sec.gov.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds—registered trademark— :

[GRAHAM PHOTO]	After a brisk run-up in 2003, markets seemed to pause in 2004 in what appeared to be a holding pattern. During the 12-month period covered by this report, market sentiment shifted from enthusiasm over an economic recovery to caution. Rising interest rates, inflation—especially in surging oil prices—the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

Robert H. Graham

This pattern was especially evident in the equity markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%. Performance declined in July, with the index returning - 3.31% for the month.

The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers’ discussion on the following pages. We hope you find it informative.

Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments—servicemark—. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman and President
September 15, 2004

*	Average annual total returns, July 31, 1979, to July 31, 2004. Source: Lipper, Inc.

MANAGEMENT‘S DISCUSSION OF FUND PERFORMANCE

Fund focused on stocks of companies with solid earnings

For the year ended July 31, 2004, INVESCO Small Company Growth Fund, Investor Class shares, returned 5.00% at net asset value. Investor Class shares have no front-end or contingent deferred sales charges; therefore, performance is at net asset value. For the performance of other share classes, please see the table on the next page. The fund underperformed the S&P 500 Index, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Fund Index, which returned 13.16%, 11.32% and 8.62%, respectively, over the same period.

We believe the fund underperformed the S&P 500 Index because that benchmark includes value stocks, which generally outperformed growth stocks over the year. The fund’s stock selections in the information technology sector underperformed those of the Russell 2000 Growth Index, causing the fund to lag that index. In our opinion, the fund’s focus on the stocks of higher-quality companies detracted from its performance relative to the Lipper Small-Cap Growth Fund Index, as the stocks of lower-quality companies led the market rally in 2003 and early 2004.

Market conditions

The economic expansion that began in 2003 continued into the first half of 2004, triggering a rise in inflation and the expectation of higher interest rates. In the calendar year 2003, inflation averaged just 1% but rose to an annual rate of 2% during the first half of 2004 as energy prices soared and demand increased for commodities and industrial materials. In response to these trends, the U.S. Federal Reserve (the Fed) increased the federal funds target rate from 1.00% to 1.25% at its late June 2004 meeting.

Gross domestic product (GDP), the broadest measure of economic activity, grew at an average annual rate of 5.8% in the second half of 2003, and at a more restrained 3.7% in the first half of 2004. Meanwhile, monthly job creation averaged 60,000 in the fourth quarter of 2003, but averaged about 200,000 during the first half of 2004.

The Fed reported that “the outlook for the U.S. economy is, on balance, positive,” according to its July 2004 Monetary Policy Report to Congress. Capital spending by business continued its brisk pace, the Fed reported. Retail sales slowed, manufacturing activity increased and residential construction was strong.

As of the close of the fiscal year, more than 87% of S&P 500 Index firms reporting second quarter earnings met or exceeded expectations, according to Bloomberg. On average, earnings of S&P 500 Index firms were more than 25% higher for the second quarter of 2004 compared to the same quarter last year.

For the fiscal year covered by this report, small-cap stocks generally outperformed mid-and large-cap stocks. The best performing sectors of the S&P 500 Index included energy, industrials, utilities and materials, while the weakest-performing sectors were health care, information technology, consumer staples and consumer discretionary.

Your fund

Through an analysis of individual companies, we continued to look for the stocks of firms demonstrating the potential for above-average earnings and revenue growth. During the reporting period, we shifted our focus to the stocks of companies involved in the production of capital goods for other firms and away from consumer-oriented businesses. We believe that at this stage of the economic cycle, capital goods companies may post better earnings than consumer-oriented firms. We observed that manufacturers were beginning to expand their productive capacity and build up their inventories. On the other hand, we believe that rising oil prices and interest rates have adversely affected consumer spending.

PORTFOLIO COMPOSITION

By sector based on total investments

Excludes money market fund holdings.

[PIE CHART]

Industrials	17.1%
Information Technology	24.2%
Materials	4.0%
Telecommunication Services	1.6%
Consumer Discretionary	11.1%
Consumer Staples	1.3%
Energy	6.9%
Financials	11.9%
Health Care	21.9%

TOP 10 EQUITY HOLDINGS

Excludes money market fund holdings

1. IDEX Corp.	1.5%
2. Kennametal Inc.	1.5
3. Aeroflex Inc.	1.4
4. Grey Wolf, Inc.	1.2
5. eResearch Technology, Inc.	1.2
6. Joy Global Inc.	1.2
7. Affiliated Mangers Group, Inc.	1.2
8. Wabash National Corp.	1.2
9. Tekelec.	1.2
10. Overnite Corp.	1.2

TOP 10 INDUSTRIES

Excludes money market fund holdings

1. Biotechnology	5.8%
2. Regional Banks	4.9
3. Semiconductors	4.7
4. Health Care Services	4.3
5. Application Software	4.3
6. Casinos & Gaming	3.8
7. Communications Equipment	3.8
8. Construction & Farm Machinery	3.7
9. Electronic Equipment Manufacturers	3.4
10. Internet Software & Services	3.3

FUND VS. INDEXES

Total returns 7/31/03-7/31/04 excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	4.90%
Class B Shares	4.24
Class C Shares	4.11
Class K Shares	4.70
Investor Class Shares	5.00
S&P 500 Index (Broad Market Index)	13.16
Russell 2000 Index	17.06
Russell 2000 Growth Index
(Style-Specific Index)	11.32
Lipper Small-Cap Growth Fund Index
(Peer Group Index)	8.62

Source: Lipper, Inc.

TOTAL NET ASSETS	$602.6 million
TOTAL NUMBER OF HOLDINGS	147
(Excludes money market fund holding)

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

As part of this shift in focus, we increased the fund’s exposure to the industrials and materials sectors while reducing its weighting in the consumer discretionary and information technology sectors. We noted that corporate earnings in the industrials sector improved and stocks in this sector appreciated in value. We reduced the fund’s exposure to information technology, as we believed these stocks could decline after their strong rally in 2003. We increased the portfolio’s weighting in health care because we found companies with attractive earnings prospects in this sector.

Sectors that had the most positive impact on fund performance were health care, industrials and consumer discretionary. Although the fund’s information technology and consumer staples holdings posted gains for the period, they detracted from performance relative to the Russell 2000 Growth Index.

Stocks that enhanced fund performance were Heidrick & Struggles, an executive search firm, and OSI Pharmaceuticals, a developer of cancer treatments. Heidrick & Struggles’ sales bottomed in the first quarter of 2003. However, since then, the company’s earnings and stock price have appreciated as the company noted an increase in executive searches. OSI Pharmaceuticals’ stock rose after the company announced that clinical trials of its new drug Tarceva showed that it improved the survival rates of patients with certain forms of lung cancer. We sold OSI and took profits.

Detracting from fund performance were Merix Corp., which makes devices to link electronic equipment components, and Staktek, an electronic parts manufacturing company. In May, Merix lowered its sales estimates for the fourth quarter of its fiscal year, partially because of reduced orders from one of its major customers. Staktek announced a 17% decline in revenue for the second quarter of 2004 compared to the first quarter of this year. The fund no longer held either of these stocks at the end of the reporting period.

In closing

Throughout the reporting period, we remained committed to the fund’s investment objective of seeking capital growth, by normally investing 80% of its assets in small-capitalization companies.

See important fund and index disclosures inside front cover.

[COOKE PHOTO]	Cameron Cooke

Mr. Cooke is co-manager for INVESCO Small Company Growth Fund. He began his investment career in 1996 and joined INVESCO in 2000. He received his B.A. in economics from the University of North Carolina at Chapel Hill.

[COWELL PHOTO]	Stacie Cowell

Ms. Cowell, Chartered Financial Analyst, serves as the lead port-folio manager for INVESCO Small Company Growth Fund. Ms. Cowell began her investment career in 1989 and joined INVESCO in 1996. She holds an M.A. in finance from the University of Colorado and received her B.A. in economics from Colgate University.

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn to page 5.

3

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2004 - July 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (2/1/04)	Ending Account Value (7/31/04)[1]	Expenses Paid During Period[2]	Ending Account Value (7/31/04)	Expenses Paid During Period[2]
Class A	$1,000.00	$898.10	$7.55	$1,016.91	$8.02
Class B	1,000.00	895.10	10.60	1,013.67	11.26
Class C	1,000.00	895.10	10.60	1,013.67	11.26
Class K	1,000.00	897.90	8.02	1,016.41	8.52
Investor	1,000.00	898.90	6.99	1,017.50	7.42

[1]	The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period February 1, 2004 to July 31, 2004 were -10.19%, -10.49%, -10.51%, -10.21% and -10.11% for Class A, Class B, Class C, Class K and Investor Class shares, respectively.
[2]	Expenses are equal to the Fund’s annualized expense ratio (1.60%, 2.25%, 2.25%, 1.70% and 1.48% for Class A, B, C, K and Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

4

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Your fund’s total return includes reinvested distributions, fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

RESULTS OF A $10,000 INVESTMENT

12/26/91-7/31/04 Index results from 12/31/91

[MOUNTAIN CHART]

	INVESCO Small Company Growth Fund Investor Class Shares	Russell 2000 Index	Russel 2000 Growth Index	S&P 500 Index	Lipper Small Company Growth Fund Index
12/26/91	10000
12/91	10413	10000	10000	10000	10000
7/92	10174	10362	9324	10338	9344
7/93	13840	12792	10998	11239	11411
7/94	15463	13382	11139	11818	11698
7/95	18491	16724	14900	14899	15764
7/96	20860	17880	15350	17365	17803
7/97	26087	23850	19227	26414	22045
7/98	27255	24402	18974	31513	22031
7/99	36065	26210	21727	37880	24707
7/00	55368	29819	26319	41276	37721
7/01	40672	29309	20185	35364	29645
7/02	26803	24045	14006	27013	21123
7/03	31841	29600	17923	29886	26261
7/04	33443	34651	19953	33819	28524

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	-5.24%
1 Year	-0.85

Class B Shares
Inception (3/28/02)	-4.82%
1 Year	-0.76

Class C Shares
Inception (2/14/00)	-14.04%
1 Year	3.11

Class K Shares
Inception (12/14/01)	-4.36%
1 Year	4.70

Investor Class Shares
Inception (12/26/91)	10.06%
10 Years	8.02
5 Years	-1.50
1 Year	5.00

In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 6/30/04, the most recent calendar quarter-end.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	-1.54%
1 Year	15.48

Class B Shares
Inception (3/28/02)	-1.06%
1 Year	16.46

Class C Shares
Inception (2/14/00)	-12.48%
1 Year	20.41

Class K Shares
Inception (12/14/01)	-1.01%
1 Year	22.04

Investor Class Shares
Inception (12/26/91)	10.93%
10 Years	9.20
5 Years	0.67
1 Year	22.36

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class K shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.70% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses on Class A, B, C and K shares, performance would have been lower.

Since the last reporting period, the fund has elected to use the S&P 500 Index as its broad based market index since the S&P 500 Index is such a widely recognized gauge of stocks. The fund will no longer use the Russell 2000/Russell 2000 Growth Index, the index published in previous reports to shareholders as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund’s performance to both the old and the new index. The fund maintains the use of the Russell 2000 Growth Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Small-cap Fund Index, which may or may not include INVESCO Small Company Growth Fund, is included for comparison to a peer group.

5

FINANCIALS

Schedule of Investments

July 31, 2004

	Shares	Market Value

Common Stocks & Other Equity Interests–99.17%

Aerospace & Defense–0.66%
Aviall, Inc.(a)	197,400	$3,957,870

Airlines–0.70%
AirTran Holdings, Inc.(a)(b)	379,700	4,233,655

Apparel Retail–1.51%
Aeropostale, Inc.(a)	96,550	2,942,844
Gymboree Corp. (The)(a)(b)	206,900	3,275,227
Pacific Sunwear of California, Inc.(a)	140,200	2,860,080
		9,078,151

Application Software–4.28%
Agile Software Corp.(a)	525,800	3,911,952
FileNET Corp.(a)	172,800	3,283,200
Hyperion Solutions Corp.(a)	105,800	4,339,916
Intervoice, Inc.(a)	259,600	2,287,076
MSC.Software Corp.(a)(b)	510,700	3,763,859
Open Solutions Inc.(a)	134,500	3,045,080
Quest Software, Inc.(a)(b)	240,000	2,894,400
RSA Security Inc.(a)(b)	122,030	2,272,199
		25,797,682

Asset Management & Custody Banks–3.19%
Affiliated Managers Group, Inc.(a)(b)	155,700	7,148,187
Eaton Vance Corp.(b)	144,700	5,489,918
National Financial Partners Corp.	195,800	6,594,544
		19,232,649

Automobile Manufacturers–0.41%
Winnebago Industries, Inc.	67,500	2,487,375

Biotechnology–5.77%
Alnylam Pharmaceuticals Inc.(a)	271,400	1,397,710
Angiotech Pharmaceuticals, Inc. (Canada)(a)	309,900	5,460,438
Connectics Corp.(a)(b)	233,000	6,414,490
Gen-Probe Inc.(a)	112,400	4,206,008
Incyte Corp.(a)	484,100	2,977,215
Ligand Pharmaceuticals Inc. — Class B (Acquired 07/03/03; Cost $100,000)(a)(c)(d)	100,000	1,381,000
Mannkind Corp.(a)	87,000	1,231,050
Martek Biosciences Corp.(a)	55,000	2,602,600
Metabasis Therapeutics, Inc.(a)	114,500	658,375
Nabi Biopharmaceuticals(a)	437,100	5,048,505
Pharmion Corp.(a)	75,500	3,388,440
		34,765,831

	Shares	Market Value

Broadcasting & Cable TV–1.08%
Radio One, Inc. — Class D(a)	429,600	$6,534,216

Casinos & Gaming–3.84%
Alliance Gaming Corp.(a)	175,800	2,501,634
Boyd Gaming Corp.	183,700	4,829,473
Multimedia Games, Inc.(a)(b)	126,200	2,388,966
Pinnacle Entertainment, Inc.(a)(b)	250,700	2,830,403
Scientific Games Corp. — Class A(a)(b)	188,500	3,357,185
Shuffle Master, Inc.(a)(b)	122,600	3,921,974
Station Casinos, Inc.(b)	76,000	3,283,200
		23,112,835

Catalog Retail–0.42%
Insight Enterprises, Inc.(a)(b)	158,800	2,547,152

Communications Equipment–3.77%
Arris Group Inc.(a)(b)	1,044,400	4,590,138
Extreme Networks, Inc.(a)(b)	1,068,200	5,789,644
NETGEAR, Inc.(a)(b)	458,400	5,230,344
Tekelec(a)(b)	367,300	7,136,639
		22,746,765

Computer Storage & Peripherals–0.43%
Avid Technology, Inc.(a)	56,000	2,617,440

Construction & Engineering–0.65%
Chicago Bridge & Iron Co. N.V.–New York Shares (Netherlands)(b)	133,400	3,893,946

Construction & Farm Machinery & Heavy Trucks–3.70%
Bucyrus International, Inc. — Class A(a)	71,600	1,718,400
Joy Global Inc.(b)	241,900	7,182,011
Oshkosh Truck Corp.	118,400	6,271,648
Wabash National Corp.(b)	247,200	7,139,136
		22,311,195

Distributors–0.19%
Design Within Reach Inc.(a)	71,500	1,155,511

Diversified Commercial Services–2.24%
Corinthian Colleges, Inc.(a)(b)	83,700	1,566,864
Corporate Executive Board Co. (The)(b)	120,100	6,809,670
Laureate Education Inc.(a)	144,500	5,100,850
		13,477,384

Diversified Metals & Mining–1.10%
Arch Coal, Inc.(b)	196,500	6,635,805

F-1

	Shares	Market Value

Electrical Components & Equipment–0.80%
Power-One, Inc.(a)(b)	547,300	$4,799,821

Electronic Equipment Manufacturers–3.37%
Aeroflex Inc.(a)(b)	779,360	8,643,102
FLIR Systems, Inc.(a)(b)	104,800	6,668,424
Metrologic Instruments, Inc.(a)(b)	315,200	5,014,832
		20,326,358

Electronic Manufacturing Services–0.76%
Trimble Navigation Ltd.(a)(b)	165,885	4,606,626

Employment Services–2.67%
Gevity HR, Inc.(b)	141,400	2,938,292
Heidrick & Struggles International, Inc.(a)	146,650	3,880,359
Labor Ready, Inc.(a)(b)	238,900	3,349,378
MPS Group, Inc.(a)(b)	384,300	3,451,014
Resources Connection, Inc.(a)	63,860	2,476,491
		16,095,534

Environmental Services–1.11%
Stericycle, Inc.(a)	136,000	6,664,000

Food Distributors–0.59%
Central European Distribution Corp.(a)(b)	148,652	3,584,000

General Merchandise Stores–0.50%
Tuesday Morning Corp.(a)(b)	93,700	3,013,392

Health Care Distributors–0.52%
Andrx Corp.(a)	122,000	3,164,680

Health Care Equipment–2.63%
ArthroCare Corp.(a)(b)	166,075	4,422,577
Cytyc Corp.(a)	207,100	5,005,607
INAMED Corp.(a)	39,150	2,121,147
Respironics, Inc.(a)	77,600	4,323,872
		15,873,203

Health Care Facilities–2.62%
Community Health Systems Inc.(a)(b)	176,600	4,346,126
Select Medical Corp.	232,800	2,989,152
United Surgical Partners International, Inc.(a)(b)	148,800	5,243,712
VCA Antech, Inc.(a)	76,200	3,202,686
		15,781,676

Health Care Services–4.33%
Accredo Health, Inc.(a)(b)	78,300	2,536,920
Covance Inc.(a)	126,000	4,622,940
DaVita, Inc.(a)	199,900	6,070,963
Dendrite International, Inc.(a)	325,500	4,853,205

	Shares	Market Value

Health Care Services–(Continued)
eResearch Technology, Inc.(a)(b)	296,950	$7,397,025
SFBC International, Inc.(a)	18,800	639,952
		26,121,005

Health Care Supplies–2.23%
Advanced Medical Optics, Inc.(a)	125,400	4,771,470
Align Technology, Inc.(a)	125,000	2,147,500
Cooper Cos., Inc. (The)	60,200	3,578,890
Dade Behring Holdings Inc.(a)	59,200	2,941,648
		13,439,508

Housewares & Specialties–0.54%
Jarden Corp.(a)	90,000	3,252,600

Industrial Gases–1.06%
Airgas, Inc.(b)	292,700	6,366,225

Industrial Machinery–2.94%
IDEX Corp.	279,150	8,957,924
Kennametal Inc.	199,200	8,764,800
		17,722,724

Internet Software & Services–3.29%
Akamai Technologies, Inc.(a)(b)	137,200	2,048,396
Aladdin Knowledge Systems (Israel)(a)	66,600	1,257,408
Blue Coat Systems, Inc.(a)(b)	48,900	905,139
Chordiant Software, Inc.(a)	264,200	819,020
CNET Networks, Inc. (a)(b)	208,000	1,899,040
Internet Security Systems, Inc.(a)(b)	134,800	2,065,136
iVillage Inc.(a)	484,800	2,506,416
j2 Global Communications, Inc.(a)(b)	129,200	3,295,892
RealNetworks, Inc.(a)(b)	363,000	2,047,320
SupportSoft, Inc.(a)(b)	135,100	1,190,231
Websense, Inc.(a)	47,000	1,794,930
		19,828,928

Investment Banking & Brokerage–2.16%
Greenhill & Co., Inc.(a)(b)	141,700	2,897,765
Knight Trading Group, Inc. — Class A(a)(b)	606,400	5,160,464
Raymond James Financial, Inc.(b)	212,100	4,956,777
		13,015,006

IT Consulting & Other Services–1.70%
Sapient Corp.(a)	719,800	5,031,402
SRA International, Inc. — Class A(a)(b)	122,899	5,224,436
		10,255,838

Leisure Products–0.65%
Marvel Enterprises, Inc.(a)	299,400	3,907,170

F-2

	Shares	Market Value

Managed Health Care–0.49%
Sierra Health Services, Inc.(a)	49,900	$2,205,580
WellCare Health Plans Inc.(a)	37,200	729,120
		2,934,700

Oil & Gas Drilling–2.29%
Grey Wolf, Inc.(a)	1,674,700	7,519,403
Todco — Class A(a)	396,700	6,259,926
		13,779,329

Oil & Gas Equipment & Services–1.95%
Hydril(a)	183,100	6,527,515
Maverick Tube Corp.(a)	180,500	5,205,620
		11,733,135

Oil & Gas Exploration & Production–2.58%
Forest Oil Corp.(a)	154,700	4,376,463
Quicksilver Resources Inc.(a)(b)	175,400	5,554,918
Spinnaker Exploration Co.(a)	157,300	5,626,621
		15,558,002

Personal Products–0.69%
NBTY, Inc.(a)	189,900	4,132,224

Pharmaceuticals–3.16%
Auxilium Pharmaceuticals Inc.(a)	105,000	787,500
Medicines Co. (The)(a)(b)	97,200	2,571,912
MGI Pharma, Inc.(a)	147,800	4,139,878
Nektar Therapeutics(a)	182,600	3,202,804
Salix Pharmaceuticals, Ltd.(a)	233,550	4,979,286
Valeant Pharmaceuticals International(b)	193,000	3,379,430
		19,060,810

Property & Casualty Insurance–1.00%
United National Group, Ltd. — Class A (Cayman Islands)(a)	411,350	6,042,732

Real Estate Management & Development–0.55%
CB Richard Ellis Group, Inc. — Class A(a)	174,200	3,299,348

Regional Banks–4.86%
Greater Bay Bancorp(b)	208,100	5,483,435
PrivateBancorp, Inc.	221,800	6,210,400
Silicon Valley Bancshares(a)	177,300	6,490,953
Southwest Bancorp. of Texas, Inc.	286,600	5,832,310
UCBH Holdings, Inc.(b)	134,900	5,273,241
		29,290,339

	Shares	Market Value

Restaurants–0.46%
P.F. Chang’s China Bistro, Inc.(a)	62,500	$2,776,875

Semiconductor Equipment–1.64%
Cymer, Inc.(a)(b)	149,700	4,287,408
Varian Semiconductor Equipment Associates, Inc.(a)(b)	187,000	5,585,690
		9,873,098

Semiconductors–4.66%
Artisan Components, Inc.(a)	169,000	4,111,770
Genesis Microchip Inc.(a)(b)	358,600	4,120,314
Microsemi Corp.(a)	355,000	4,348,750
Silicon Image, Inc.(a)(b)	434,900	5,214,451
Vitesse Semiconductor Corp.(a)	1,195,400	3,347,120
Zoran Corp.(a)	392,600	6,945,094
		28,087,499

Specialty Stores–1.40%
Advance Auto Parts, Inc.(a)	99,400	3,689,728
Sports Authority, Inc. (The)(a)	109,100	2,782,050
West Marine, Inc.(a)(b)	94,400	1,950,304
		8,422,082

Steel–1.77%
Allegheny Technologies, Inc.	328,500	6,586,425
GrafTech International Ltd.(a)(b)	369,900	4,079,997
		10,666,422

Technology Distributors–0.18%
ScanSource, Inc.(a)(b)	18,100	1,060,660

Trucking–1.49%
Old Dominion Freight Line, Inc.(a)	64,600	1,874,692
Overnite Corp.(b)	237,400	7,095,886
		8,970,578

Wireless Telecommunication Services–1.59%
American Tower Corp. — Class A(a)(b)	457,300	6,612,558
Western Wireless Corp. — Class A(a)(b)	111,700	2,947,763
		9,560,321
Total Common Stocks & Other Equity Interests (Cost $575,282,522)		597,651,910
Money Market Funds–0.54%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $3,265,874)(e)	3,265,874	3,265,874
TOTAL INVESTMENTS–99.71% (excluding investments purchased with cash collateral from securities loaned) (Cost $578,548,396)		600,917,784

F-3

	Shares	Market Value

Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–3.33%
INVESCO Treasurer’s Money Market Reserve Fund(e)(f)	20,058,609	$20,058,609
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $20,058,609)		20,058,609
TOTAL INVESTMENTS–103.04% (Cost $598,607,005)		620,976,393
OTHER ASSETS LESS LIABILITIES–(3.04%)		(18,346,407)
NET ASSETS–100.00%		$602,629,986

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security has been pledged as collateral for security lending transactions at July 31, 2004.
(c)	Security fair valued in accordance with the procedures established by the Board of Trustees. The market value of this security at 07/31/04 represented 0.22% of the Fund’s total investments. See Note 1A.
(d)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at 07/31/04 represented 0.23% of the Fund’s net assets. Unless otherwise indicated, this security is not considered to be illiquid.
(e)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Assets and Liabilities

July 31, 2004

Assets:
Investments, at market value (cost $575,282,522)*	$597,651,910
Investments in affiliated money market funds (cost $23,324,483)	23,324,483
Total investments (cost $598,607,005)	620,976,393
Receivables for:
Investments sold	24,233,469
Fund shares sold	376,869
Dividends	26,295
Amount due from advisor	45,821
Investment for deferred compensation and retirement plans	100,257
Other assets	48,478
Total assets	645,807,582

Liabilities:
Payables for:
Investments purchased	11,511,441
Fund shares reacquired	9,819,133
Deferred compensation and retirement plans	120,008
Collateral upon return of securities loaned	20,058,609
Accrued distribution fees	148,358
Accrued trustees’ fees	3,626
Accrued transfer agent fees	1,414,970
Accrued operating expenses	101,451
Total liabilities	43,177,596
Net assets applicable to shares outstanding	$602,629,986

Net assets consist of:
Shares of beneficial interest	$1,106,013,361
Undistributed net investment income (loss)	(74,383)
Undistributed net realized gain (loss) from investment securities	(525,678,380)
Unrealized appreciation of investment securities	22,369,388
$602,629,986

Net Assets:
Class A	$5,736,887
Class B	$1,762,161
Class C	$1,906,993
Class K	$95,751,967
Investor Class	$497,471,978

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	546,963
Class B	170,577
Class C	192,940
Class K	9,151,236
Investor Class	47,431,898
Class A:
Net asset value per share	$10.49
Offering price per share:
(Net asset value of $10.49 ÷ 94.50%)	$11.10
Class B:
Net asset value and offering price per share	$10.33
Class C:
Net asset value and offering price per share	$9.88
Class K:
Net asset value and offering price per share	$10.46
Investor Class:
Net asset value and offering price per share	$10.49

*	At July 31, 2004, securities with an aggregate market value of $19,539,751 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

F-5

Statement of Operations

For the year ended July 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $1,334)	$1,929,916
Dividends and interest from affiliates*	672,053
Total investment income	2,601,969

Expenses:
Advisory fees	6,172,816
Administrative services fees	419,774
Custodian fees	122,452
Distribution fees:
Class A	21,313
Class B	11,539
Class C	27,833
Class K	509,263
Investor Class	2,020,562
Transfer agent fees:
Class A	25,779
Class B	7,796
Class C	34,274
Class K	895,753
Investor Class	4,506,425
Trustees’ fees	29,448
Other	566,066
Total expenses	15,371,093
Less: Fees waived and expenses reimbursed	1,247,782
Net expenses	14,123,311
Net investment income (loss)	(11,521,342)

Realized and unrealized gain (loss) from investment securities and option contracts:
Net realized gain from:
Investment securities	220,067,665
Option contracts written	245,398
220,313,063
Change in net unrealized appreciation (depreciation) of:
Investment securities	(127,419,547)
Option contracts written	36,301
(127,383,246)
Net gain from investment securities and option contracts	92,929,817
Net increase in net assets resulting from operations	$81,408,475

*	Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

F-6

Statement of Changes in Net Assets

For the years ended July 31, 2004 and 2003

	2004	2003

Operations:
Net investment income (loss)	$(11,521,342)	$(8,216,081)
Net realized gain (loss) from investment securities and option contracts	220,313,063	(68,052,955)
Change in net unrealized appreciation (depreciation) of investment securities and option contracts	(127,383,246)	229,128,853
Net increase in net assets resulting from operations	81,408,475	152,859,817
Share transactions–net:
Class A	(1,089,987)	3,071,872
Class B	1,459,096	288,316
Class C	(110,783)	50,289
Class K	(4,481,287)	14,773,347
Investor Class	(468,340,735)	(47,990,339)
Net increase (decrease) in net assets resulting from share transactions	(472,563,696)	(29,806,515)
Net increase (decrease) in net assets	(391,155,221)	123,053,302

Net assets:
Beginning of year	993,785,207	870,731,905
End of year (including undistributed net investment income (loss) of $(74,383) and $(70,302) for 2004 and 2003, respectively)	$602,629,986	$993,785,207

Notes to Financial Statements

July 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Small Company Growth Fund (the “Fund”) is a series portfolio of AIM Stock Funds (the “Trust”, formerly known as, INVESCO Stock Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities

F-7

and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G.	Covered Call Options — The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

F-8

H.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
From $350 million to $700 million	0.65%
From $700 million to $2 billion	0.55%
From $2 billion to $4 billion	0.45%
From $4 billion to $6 billion	0.40%
From $6 billion to $8 billion	0.375%
Over $8 billion	0.35%

For the period November 25, 2003 through July 31, 2004, the Fund paid advisory fees to AIM of $4,000,723. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $2,172,093. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.60%, 2.25%, 2.25%, 1.70% and 1.50%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90%, respectively, through July 31, 2005. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $19,069.

For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $0, $6,286, $11,892, $34,048 and $98,571 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $0, $752, $21,625, $246,986 and $431,159 for Class A, Class B, Class C, Class K, and Investor Class shares, respectively. For the period November 25, 2003 through July 31, 2004, AIM reimbursed fund level expenses of the Fund of $220,003. Prior to November 25, 2003, IFG did not reimburse fund level expenses of the Fund.

For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $78,860 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through July 31, 2004, AIM was paid $266,116 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, IFG was paid $153,658 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $938,787 for such services. For the period October 1, 2003 through July 31, 2004, AISI retained $4,531,240 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A,

F-9

Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $21,313, $11,539, $27,833, $509,263 and $2,020,562, respectively. AIM has reimbursed $78,531 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees paid to INVESCO Distributors Inc., prior distributor and an AIM affiliate.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2004 AIM Distributors advised the Fund that it retained $ 8,726 in front-end sales commissions from the sale of Class A shares and $0, $183, $312 and $495 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 07/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund	$35,000,000	$790,369,057	$(822,103,183)	$—	$3,265,874	$475,471	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 07/31/04	Dividend Income*	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund	$32,721,694	$235,380,467	$(248,043,552)	$—	$20,058,609	$176,335	$—
Total	$67,721,694	$1,025,749,524	$(1,070,146,735)	$—	$23,324,483	$651,806	$—
*	Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2004, the Fund paid legal fees of $2,418 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings to small sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2004, the average interfund borrowings for the number of days outstanding was $2,783,703 with a weighted average interest rate of 2.22% and interest expense of $337.

F-10

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6—Advances to Affiliates

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the other AIM Funds and INVESCO Funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period
	Advances Outstanding 07/31/03	Increases In Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 07/31/04	Average Daily Advances to Affiliates	Interest Income
INVESCO Dynamics Fund	$—	$369,272,000	$(369,272,000)	$—	$21,721,882	$19,532
INVESCO Growth & Income Fund	—	1,664,000	(1,664,000)	—	1,664,000	52
INVESCO International Core Equity Value Fund (formerly INVESCO International Blue Chip Value Fund)		1,014,000	(1,014,000)	—	1,014,000	33
INVESCO Select Income Fund	—	3,710,000	(3,710,000)	—	3,710,000	115
INVESCO VIF–High Yield Fund	—	7,277,000	(7,277,000)	—	1,819,250	344
INVESCO VIF–Telecommunications Fund	—	3,204,000	(3,204,000)	—	1,068,000	171
	$—	$386,141,000	$(386,141,000)	$—	$30,997,132	$20,247

NOTE 7—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

At July 31, 2004, securities with an aggregate value of $19,539,751 were on loan to brokers. The loans were secured by cash collateral of $20,058,609 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $176,335 for securities lending transactions.

NOTE 8—Option Contracts Written

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of year	1,507	$57,887
Written	480	279,353
Closed	(1,987)	(337,240)
End of year	—	$—

F-11

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The fund paid no distributions during the years ended July 31, 2004 and July 31, 2003.

Tax Components of Net Assets:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

2004
Unrealized appreciation–investments	$18,666,123
Temporary book/tax differences	(74,383)
Capital loss carryforward	(521,975,115)
Shares of beneficial interest	1,106,013,361
Total net assets	$602,629,986

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $200,752,420 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

Expiration	Capital Loss Carryforward
July 31, 2010	$215,067,972
July 31, 2011	306,907,143
Total capital loss carryforward	$521,975,115

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $1,139,104,493 and $1,537,875,950, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$68,985,086
Aggregate unrealized (depreciation) of investment securities	(50,318,963)
Net unrealized appreciation of investment securities	$18,666,123

Cost of investments for tax purposes is $602,310,270.

NOTE 11—Reclassification of Permanent Differences

As a result of differing book/tax treatment of net operating losses, on July 31, 2004, undistributed net investment income (loss) was increased by $11,517,261 and shares of beneficial interest decreased by $11,517,261. This reclassification had no effect on the net assets of the Fund.

F-12

NOTE 12—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding
	Year ended July 31,
	2004		2003
	Shares	Amount	Shares	Amount
Sold:
Class A	864,587	$9,154,173	3,884,403	$33,795,850
Class B	164,324	1,842,822	33,843	293,246
Class C	1,766,802	17,696,411	44,602,549	359,966,858
Class K	3,093,782	34,174,395	2,413,736	21,412,308
Investor Class	41,851,952	458,943,231	104,518,131	885,646,023
Automatic conversion of Class B shares to Class A shares:(a)
Class A	8,189	92,775	—	—
Class B	(8,305)	(92,775)	—	—
Reacquired:
Class A	(962,897)	(10,336,935)	(3,557,109)	(30,723,978)
Class B	(26,636)	(290,951)	(608)	(4,930)
Class C	(1,750,220)	(17,807,194)	(44,560,541)	(359,916,569)
Class K	(3,463,825)	(38,655,682)	(779,789)	(6,638,961)
Investor Class	(83,507,791)	(927,283,966)	(110,607,182)	(933,636,362)
	(41,970,038)	$(472,563,696)	(4,052,567)	$(29,806,515)
(a)	Prior to the year ended July 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

F-13

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended July 31,			March 28, 2002 (Date sales commenced) to July 31, 2002
	2004		2003
Net asset value, beginning of period	$10.00		$8.41	$11.25
Income from investment operations:
Net investment income (loss)	(0.14	)(a)	(0.01)	(0.02	)(a)
Net gains (losses) on securities (both realized and unrealized)	0.63		1.60	(2.82)
Total from investment operations	0.49		1.59	(2.84)
Net asset value, end of period	$10.49		$10.00	$8.41
Total return(b)	4.90%		18.91%	(25.24)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$5,737		$6,372	$2,607
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.60	%(c)	1.38%	1.24	%(d)
Without fee waivers and expense reimbursements	1.63	%(c)	1.38%	1.24	%(d)
Ratio of net investment income (loss) to average net assets	(1.32	)%(c)	(0.69)%	(0.74	)%(d)
Portfolio turnover rate(e)	130%		119%	99%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $6,089,612.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

NOTE 13—Financial Highlights (continued)

	Class B
	Year ended July 31,			March 28, 2002 (Date sales commenced) to July 31, 2002
	2004		2003
Net asset value, beginning of period	$9.91		$8.41	$11.25
Income from investment operations:
Net investment income (loss)	(0.22	)(a)	(0.07)	(0.04	)(a)
Net gains (losses) on securities (both realized and unrealized)	0.64		1.57	(2.80)
Total from investment operations	0.42		1.50	(2.84)
Net asset value, end of period	$10.33		$9.91	$8.41
Total return(b)	4.24%		17.84%	(25.24)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,762		$408	$67
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.25	%(c)	2.25%	2.14	%(d)
Without fee waivers and expense reimbursements	2.89	%(c)	4.00%	2.14	%(d)
Ratio of net investment income (loss) to average net assets	(1.97	)%(c)	(1.61)%	(1.68	)%(d)
Portfolio turnover rate(e)	130%		119%	99%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $1,153,879.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Class C
	Year ended July 31,						February 14, 2000 (Date sales commenced) to July 31, 2000
	2004		2003	2002		2001
Net asset value, beginning of period	$9.49		$8.09	$12.54		$18.37	$20.68
Income from investment operations:
Net investment income (loss)	(0.20	)(a)	(0.18)	(0.18	)(a)	(0.12)	(0.00)
Net gains (losses) on securities (both realized and unrealized)	0.59		1.58	(4.27)		(4.78)	(2.31)
Total from investment operations	0.39		1.40	(4.45)		(4.90)	(2.31)
Less distributions from net realized gains	—		—	—		(0.93)	—
Net asset value, end of period	$9.88		$9.49	$8.09		$12.54	$18.37
Total return(b)	4.11%		17.45%	(35.57)%		(27.24)%	(11.17)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,907		$1,673	$1,087		$2,034	$1,926
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.25	%(c)	2.25%	2.25%		2.13%	1.83	%(d)
Without fee waivers and expense reimbursements	3.48	%(c)	3.55%	2.70%		2.13%	1.83	%(d)
Ratio of net investment income (loss) to average net assets	(1.97	)%(c)	(1.73)%	(1.81)%		(1.12)%	(0.91	)%(d)
Portfolio turnover rate(e)	130%		119%	99%		112%	186%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,783,310.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-15

NOTE 13—Financial Highlights (continued)

	Class K
	Year ended July 31,			December 14, 2001 (Date sales commenced) to July 31, 2002
	2004		2003
Net asset value, beginning of period	$9.99		$8.43	$11.76
Income from investment operations:
Net investment income (loss)	(0.16	)(a)	(0.01)	(0.05	)(a)
Net gains (losses) on securities (both realized and unrealized)	0.63		1.57	(3.28)
Total from investment operations	0.47		1.56	(3.33)
Net asset value, end of period	$10.46		$9.99	$8.43
Total return(b)	4.70%		18.51%	(28.32)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$95,752		$95,105	$66,451
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.70	%(c)	1.70%	1.17	%(d)
Without fee waivers and expense reimbursements	1.98	%(c)	3.12%	1.17	%(d)
Ratio of net investment income (loss) to average net assets	(1.42	)%(c)	(1.12)%	(0.80	)%(d)
Portfolio turnover rate(e)	130%		119%	99%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $113,169,476.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Investor Class
	Year ended July 31,
	2004		2003	2002	2001		2000
Net asset value, beginning of period	$9.99		$8.41	$12.76	$18.50		$13.61
Income from investment operations:
Net investment income (loss)	(0.13	)(a)	(0.00)	(0.01)	(0.04	)(a)	(0.00)
Net gains (losses) on securities (both realized and unrealized)	0.63		1.58	(4.34)	(4.77)		6.88
Total from investment operations	0.50		1.58	(4.35)	(4.81)		6.88
Less distributions from net realized gains	—		—	—	(0.93)		(1.99)
Net asset value, end of period	$10.49		$9.99	$8.41	$12.76		$18.50
Total return(b)	5.00%		18.79%	(34.09)%	(26.53)%		53.55%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$497,472		$890,227	$800,520	$1,395,113		$1,440,445
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.49	%(c)	1.50%	1.45%	1.29%		1.20%
Without fee waivers and expense reimbursements	1.59	%(c)	1.67%	1.45%	1.29%		1.21%
Ratio of net investment income (loss) to average net assets	(1.21	)%(c)	(0.94)%	(1.01)%	(0.28)%		(0.34)%
Portfolio turnover rate	130%		119%	99%	112%		186%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Ratios are based on average daily net assets of $808,224,900.

F-16

NOTE 14—Legal Proceedings

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. (“ADI”), the distributor of the Fund’s shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

On December 2, 2003, each of the Securities and Exchange Commission (“SEC”) and the State of New York, acting through the office of the state Attorney General (“NYAG”), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General (“COAG”), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

On September 7, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC’s investigation.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. (“IINA”), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

On September 8, 2004, Mr. Cunningham’s law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

F-17

NOTE 14—Legal Proceedings (continued)

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds’ public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission (“SEC”), the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel’s directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

F-18

NOTE 14—Legal Proceedings (continued)

These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

F-19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Small Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Small Company Growth Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the “Fund”) at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 17, 2004

Houston, Texas

F-20

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Small Company Growth Fund, (“Fund”) a portfolio of AIM Stock Funds (formerly INVESCO Stock Funds, Inc. and AIM Stock Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003 and reconvened on November 11, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Trustees/Matter	Votes For	Withholding Authority
(1)*	Bob R. Baker	362,405,144	19,855,030
	Frank S. Bayley	362,437,628	19,822,546
	James T. Bunch	362,488,718	19,771,456
	Bruce L. Crockett	362,515,953	19,744,221
	Albert R. Dowden	362,455,376	19,804,798
	Edward K. Dunn, Jr.	362,445,962	19,814,212
	Jack M. Fields	362,484,095	19,776,079
	Carl Frischling	362,371,394	19,888,780
	Robert H. Graham	362,402,926	19,857,248
	Gerald J. Lewis	362,263,534	19,996,640
	Prema Mathai-Davis	362,317,138	19,943,036
	Lewis F. Pennock	362,372,299	19,887,875
	Ruth H. Quigley	362,270,092	19,990,082
	Louis S. Sklar	362,404,051	19,856,123
	Larry Soll, Ph.D	362,452,103	19,808,071
	Mark H. Williamson	362,227,445	20,032,729

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	52,026,488	712,302	905,199
(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc	52,025,431	797,211	821,347
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	302,828,268	16,875,556	62,556,350	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	326,477,030	18,532,333	62,801,232	**

Proxy Results (Unaudited) (continued)

A Special Meeting of Shareholders of the Company noted above was reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	345,396,965	18,782,801	62,618,399	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	354,789,002	19,165,807	57,283,120	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Stock Funds.
**	Includes Broker Non-Votes

OTHER INFORMATION

Trustees and Officers

As of May 31, 2004

The address of each trustee and officer of AIM Stock Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Interested Persons
Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC —Managed Products

			None
Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), Fund Management Company (registered broker dealer) and INVESCO Distributors Inc. (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc.; President and Chief Executive Officer, INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Trustees
Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)
James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)
Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Trustees and Officers (continued)

As of May 31, 2004

The address of each trustee and officer of AIM Stock Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)
Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None
Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None
Ruth H. Quigley — 1935 Trustee	2003	Retired	None
Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None
Larry Soll — 1942 Trustee	1997	Retired	None
Other Officers
Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox[3] — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

[3]	Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110-2801

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

AIMinvestments.com	I-SCG-AR-1	AIM Distributors, Inc.

[Your goals. Our solutions.]

– registered trademark –

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

– registered trademark –

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive office (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is “independent” within the meaning of that term used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2004	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2004 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2003	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2003 Pursuant to Waiver of Pre-Approval Requirement(1)(2)
Audit Fees	$106,738	N/A	$174,050	N/A
Audit-Related Fees	$0	0%	$0	N/A
Tax Fees(3)	$46,477	0%	$18,800	N/A
All Other Fees(4)	$0	0%	$4,582	N/A

Total Fees	$153,215	0%	$197,432	N/A

PWC billed the Registrant aggregate non-audit fees of $46,477 for the fiscal year ended 2004, and $23,382 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

(2)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3)	Tax fees for fiscal year end July 31, 2004 include fees billed for reviewing tax returns and for tax consulting services. Tax fees for fiscal year end July 31, 2003 include fees billed for reviewing tax returns.

(4)	All Other fees for fiscal year end July 31, 2003 include fees billed for services requested by the Registrant’s Board related to service fees paid to Affiliates.

Fees Billed by PWC Related to AIM and AIM Affiliates

PWC billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to AIM/and AIM Affiliates for fiscal year end 2004 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2004 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to AIM and AIM Affiliates for fiscal year end 2003 That Were Required to be Pre-Approved by the Registrant’s Audit Committee(2)	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2003 Pursuant to Waiver of Pre- Approval Requirement(1)(3)
Audit-Related Fees	$0	0%	$0	N/A
Tax Fees	$0	0%	$0	N/A
All Other Fees	$0	0%	$0	N/A

Total Fees(4)	$0	0%	$0	N/A

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

(2)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $30,450 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of such non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant (“AIM Affiliates”), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PWC’s independence. The Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the AIM Funds and the INVESCO Funds (the “Funds”)

Amended September 14, 2004

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Directors/Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II. Delegation

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III. Audit Services

The annual audit services engagement terms and estimated fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. General Pre-Approval of Non-Audit Services

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

All Other Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V. Specific Pre-Approval of Non-Audit Services

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

VI. Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will be reported to the Audit Committee at the quarterly Audit Committee meeting. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII. Procedures

On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly Audit Committee meeting of any such services billed by the Auditor and whether the amounts billed were within the estimated range of fees for the services rendered.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant adopted Shareholder Communication Procedures (the “Procedures”) on December 10, 2003, which Procedures were amended effective June 9, 2004. The Procedures set forth the process by which shareholders of the Registrant may send communications to the Board. As originally drafted, the Procedures covered recommendations of nominees sent by shareholders to the Board or to an individual trustee. However, the amended Procedures adopted effective June 9, 2004 do not cover such shareholder communications. Therefore, the adoption of amended Procedures could be viewed as a material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of September 21, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 21, 2004, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Stock Funds

By:	/s/ ROBERT H. GRAHAM
Robert H. Graham
Principal Executive Officer

Date:    October 4, 2004

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT H. GRAHAM
Robert H. Graham
Principal Executive Officer

Date:    October 4, 2004

By:	/s/ SIDNEY M. DILGREN
Sidney M. Dilgren
Principal Financial Officer

Date:    October 4, 2004

EXHIBIT INDEX

12	(a) (1)	Code of Ethics.

12	(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12	(a) (3)	Not applicable.

12	(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.